As filed with the Securities and Exchange Commission on August 29, 2006

1933 Act File No. 333-

1940 Act File No. 811-07358

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 4

DUFF & PHELPS UTILITY AND CORPORATE

BOND TRUST INC.

(Exact Name of Registrant as Specified in Charter)

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

(Address of Principal Executive Offices)

(312) 541-5555

(Registrant’s Telephone Number, including Area Code)

Nathan I. Partain, CFA

Duff & Phelps Utility and Corporate Bond Trust Inc.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Copies to:

John R. Sagan, Esq.	Kevin J. Carr, Esq.
Lawrence R. Hamilton, Esq.	Phoenix Life Insurance Company
Mayer, Brown, Rowe & Maw LLP	One American Row
71 South Wacker Drive	Hartford, Connecticut 06102
Chicago, Illinois 60606	(860) 403-5000
(312) 782-0600

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Preferred Shares, $0.01 par value per share	7,600	$25,000	$190,000,000	$20,330

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                     , 2006

PROSPECTUS

$190,000,000

Duff & Phelps Utility and Corporate Bond Trust Inc.

Preferred Shares

3,800 Shares, Series T7

3,800 Shares, Series TH7

Liquidation Preference $25,000 per Share

The Fund. Duff & Phelps Utility and Corporate Bond Trust Inc., a diversified closed-end investment company (the “Fund”), is offering 3,800 shares of preferred stock designated as Series T7 Preferred Shares and 3,800 shares of preferred stock designated as Series TH7 Preferred Shares. These shares are collectively referred to in this prospectus as “Preferred Shares.”

Investment objective. The Fund’s investment objective is high current income consistent with investing in securities of investment grade quality. There can be no assurance that the Fund will achieve its investment objective.

Investment adviser. Duff & Phelps Investment Management Co. (the “Adviser”) has acted as the Fund’s investment adviser since the Fund began operations in 1993. As of June 30, 2006, the Adviser managed approximately $6.34 billion in assets, including approximately $2.87 billion in securities of public utility companies. The Adviser’s address is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

Portfolio contents. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Income Securities. As used in this prospectus, Income Securities consist of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities (each as defined in this prospectus). In normal market conditions, at least 80% of the Fund’s total assets must be invested, in the aggregate, in Utility Income Securities and Corporate Income Securities (including Corporate Mortgage-Backed Securities) consisting of bonds, debentures or other debt securities, and at least 25% of the Fund’s total assets must be invested in Utility Income Securities.

(continued on following page)

Investing in the Preferred Shares involves risks that are described in the “Risk Factors” section beginning on page 37 of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000.

	Per Share	Total
Public offering price (1)	$25,000	$190,000,000
Sales load	$250	$1,900,000
Proceeds to the Fund (2)	$24,750	$188,100,000

(1)	The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.
(2)	Not including offering expenses payable by the Fund estimated to be $300,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriter is offering the Preferred Shares subject to various conditions. The underwriter expects to deliver the Preferred Shares in book-entry form through the facilities of the Depository Trust Company, to purchasers on or about                     , 2006.

The date of this prospectus is                     , 2006.

(continued from previous page)

All of the Fund’s investments must be, at the time of investment, (i) rated investment grade (“BBB” or higher) by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), rated investment grade (“Baa” or higher) by Moody’s Investors Service, Inc. (“Moody’s”) or similarly rated by any other nationally recognized rating agency or (ii) with respect to no more than 10% of the Fund’s total assets, unrated but determined by the Adviser to be of comparable credit quality to obligations rated investment grade.

The Preferred Shares are being offered by the underwriter subject to the condition that the Preferred Shares be rated “AAA” by S&P and “Aaa” by Moody’s as of the time of delivery of the Preferred Shares to the underwriter, and subject to certain other conditions.

Description of Preferred Shares.    The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares are shares of preferred stock that entitle their holders to receive dividends when, as and if authorized by the Fund’s board of directors and declared by the Fund, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. The dividend rate for the initial dividend period will be     % for the Series T7 Preferred Shares and     % for the Series TH7 Preferred Shares. The initial dividend period is from the date of issuance through             , 2006 for the Series T7 Preferred Shares and through             , 2006 for the Series TH7 Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every seven days. The Preferred Shares will rank on parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The Preferred Shares will not be convertible into shares of common stock, or other shares of the Fund. In certain circumstances, the Preferred Shares will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See “Description of Preferred Shares.”

The Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder that sells Preferred Shares between auctions may receive a price per share of less than $25,000, plus accumulated dividends. The Fund may redeem Preferred Shares as described under “Description of Preferred Shares—Redemption.”

When issued and outstanding, the Preferred Shares will add further leverage to an investment in the Fund’s common stock. The Preferred Shares will be senior in liquidation and distribution rights to the Fund’s outstanding common stock. The Fund’s common stock is traded on the New York Stock Exchange under the symbol “DUC.”

You should read this prospectus, which contains important information about the Fund and the Preferred Shares, before deciding whether to invest in the Preferred Shares, and retain it for future reference. A Statement of Additional Information, dated             , 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means it is part of the prospectus for legal purposes. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page 75 of this prospectus), the Fund’s annual and semi-annual reports and other information about the Fund, or make other inquiries, by calling the Fund collect at (312) 541-5555, by writing to the Fund at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, by visiting the Fund’s website (http://www.phoenixinvestments.com/phxinv), or by visiting the web site of the Securities and Exchange Commission (http://www.sec.gov).

The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We and the underwriters have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We and the underwriters are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in our Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Articles Supplementary attached as Appendix A to the Statement of Additional Information. Unless otherwise noted, any reference in this prospectus to preferred stock includes all preferred stock of the Fund, including the Preferred Shares and any additional preferred stock which may be issued by the Fund. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Articles Supplementary.

The Fund	Duff & Phelps Utility and Corporate Bond Trust Inc. is a diversified, closed-end management investment company that first offered its common stock to the public in January 1993. See “The Fund.”

The Offering

The Fund is offering an aggregate of 7,600 Preferred Shares, of which 3,800 shares will be designated Series T7 (the “Series T7 Preferred Shares”) and 3,800 shares will be designated Series TH7 (the “Series TH Preferred Shares”), at a purchase price of $25,000 per share. The Preferred Shares are being offered by                      (the “Underwriter”). See “Underwriting.”

The Fund intends to use this offering of Preferred Shares to reconfigure and expand its use of leverage. As of June 30, 2006, the Fund’s leverage included $143 million of outstanding commercial paper notes (the “CP Notes”). The Fund will utilize $143 million of the net proceeds of this offering to retire all of the currently outstanding CP Notes and will use the remaining net proceeds to increase the Fund’s total leverage. This increase in leverage could have the effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

Investment Objective

and Policies

The Fund’s investment objective is high current income consistent with investing in securities of investment grade quality. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Income Securities. As used in this prospectus, “Income Securities” consist of Utility Income Securities, Corporate Income Securities, ` Securities, Mortgage-Backed Securities and Asset-Backed Securities (each as defined below). In normal market conditions, at least 80% of the Fund’s total assets must be invested, in the aggregate, in Utility Income Securities and Corporate Income Securities (including Corporate Mortgage-Backed Securities) consisting of bonds, debentures or other debt securities, and at least 25% of the Fund’s total assets must be invested in Utility Income Securities. The Fund will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities. All of the Fund’s investments must be, at the time of investment, (i) rated investment grade (“BBB” or higher) by S&P, rated investment grade (“Baa” or higher) by Moody’s or similarly rated by any other nationally recognized rating agency or (ii) with respect to no more than 10% of the Fund’s total assets, unrated but determined by the Adviser to be of comparable credit quality to obligations rated investment grade.

Because at least 25% of the Fund’s total assets, in normal market conditions, must be invested in Utility Income Securities, the Fund generally is more susceptible than an investment company without such a policy to economic, political or regulatory occurrences affecting the utilities sector of the securities markets. See “Risk Factors.”

Portfolio Contents

Utility Income Securities.    “Utility Income Securities” are debt securities and preferred stocks issued by or on behalf of a variety of entities engaged in (i) the production, transmission or distribution of electric energy (“Electric Utilities”); (ii) the production, transmission or distribution of natural gas (“Gas Utilities”); (iii) the provision of telephone, mobile communication and other telecommunications services (“Telecommunications Utilities”); or (iv) the provision of other utility or utility related goods or services, including entities engaged in solid waste electric generation or in cogeneration, entities engaged in the provision of waste disposal systems, independent power producers and non-utility generators. See “The Fund’s Investments—Portfolio Contents—Utility Income Securities.”

Corporate Income Securities.    “Corporate Income Securities” are debt securities and preferred stocks (other than Utility Income Securities) issued by corporate entities. The debt securities in which the Fund may invest have maturities ranging from one month to 30 years or more and may consist of bonds, debentures, notes, certificates of deposit, bankers’ acceptances, commercial paper and other similar securities. Certain Corporate Income Securities in which the Fund invests are subject to sinking fund schedules that provide for the periodic repayment of all or a portion of an issue’s principal. See “The Fund’s Investments—Portfolio Contents—Corporate Income Securities.”

Mortgage-Backed Securities.    “Mortgage-Backed Securities” are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities, such as Ginnie Mae Certificates, Fannie Mae Certificates and Freddie Mac Certificates, and collateralized mortgage-backed obligations (“CMOs”). The Fund does not invest in the equity portion of CMOs, sometimes known as CMO residuals. The yield and credit characteristics of Mortgage-Backed Securities differ in a number of respects from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. See “The Fund’s Investments—Portfolio Contents—Mortgage-Backed Securities.”

Corporate Mortgage-Backed Securities.    In this prospectus, all of the foregoing types of Mortgage-Backed Securities other than Ginnie Mae Certificates and CMOs issued by agencies or instrumentalities of the U.S. government are referred to as “Corporate Mortgage-Backed Securities.” Corporate Mortgage-Backed Securities are included within the definition of Corporate Income Securities for purposes of the requirement that, in normal market conditions, at least 80% of the Fund’s total assets must be invested, in the aggregate, in Utility Income Securities and Corporate Income Securities consisting of bonds, debentures or other debt securities. However, the Fund will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities.

Asset-Backed Securities.    “Asset-Backed Securities” are securities (other than Mortgage-Backed Securities) that directly or indirectly represent a participation in, or are secured by and payable from, underlying pools of assets. Asset-Backed Securities have similar structural characteristics to Mortgage-Backed Securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle and installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. In general, the collateral supporting Asset-Backed Securities has a shorter effective term to maturity than Mortgage-Backed Securities and, accordingly, such securities are less likely to experience substantial prepayments. See “The Fund’s Investments—Portfolio Contents—Asset-Backed Securities.”

Investment Techniques

The Fund may from time to time employ a variety of investment techniques, including those described below under the heading “The Fund’s Investments—Investment Techniques,” to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described in this prospectus may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and by rating agencies rating the Fund’s preferred stock.

Use of Leverage

As of June 30, 2006, the Fund’s leverage consisted of $143 million of outstanding CP Notes. Throughout this prospectus, debt securities of the Fund, such as the CP Notes, and debt for borrowed money are sometimes collectively referred to as “Borrowings.” In addition, the Fund has a $75 million backup credit facility (under which it has made no Borrowings) to provide liquidity for meeting its obligations under the CP Notes. The Fund intends to utilize the net proceeds of this offering to retire all amounts outstanding under the CP Notes. After the retirement of all currently outstanding CP Notes, the Fund intends to discontinue its CP Note program and terminate the related backup credit facility. It is currently anticipated that following the issuance of the Preferred Shares and the retirement of the CP Notes, the amount of leverage represented by the Preferred Shares will constitute approximately 38% of the Fund’s total assets.

All Borrowings will have seniority over the Preferred Shares and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings. However, the Preferred Shares will have seniority over the Fund’s common stock. Consequently, changes in the value of the Fund’s portfolio will be borne initially by holders of the Fund’s common stock. If there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share than if the Fund were not leveraged. Because the fee paid to the Adviser is calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value of the common stock plus the aggregate liquidation preference of the preferred stock and the aggregate principal amount of any Borrowings), the advisory fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. See “The Fund’s Investments—Use of Leverage” and “Description of Capital Structure—Description of Borrowings.”

Interest Rate Transactions

In connection with the Fund’s use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its preferred stock or variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund’s payment obligations under the swap would be general unsecured obligations of the Fund and would rank senior to distributions under the common stock and the Preferred Shares. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short-term interest rates could have on common share net earnings as a result of leverage. See “The Fund’s Investments—Interest Rate Transactions.”

Investment Adviser

and Administrator

Duff & Phelps Investment Management Co. is the Fund’s investment adviser. The Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and has acted as the Fund’s investment adviser since the Fund commenced operations in 1993. As of June 30, 2006, the Adviser managed approximately $6.34 billion in assets, including approximately $2.87 billion in securities of public utility companies. The Adviser acts as investment adviser to two other closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and three open-end investment companies registered under the Investment Company Act. See “Management of the Fund—Investment Adviser.”

Princeton Administrators L.P. (the “Administrator”) is the Fund’s administrator. The Administrator provides administrative services required in connection with the operation of the Fund. See “Management of the Fund—Administrator.”

The Fund pays a fee to the Adviser for investment advisory services, which is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets. The Fund pays a fee to the Administrator for administrative services which is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, subject to a monthly minimum of $12,500. See “Management of the Fund—Investment Adviser” and “Management of the Fund—Administrator.”

Risk Factors

The following describes various principal risks of investing in the Preferred Shares and the Fund. A more detailed description of these and other risks of investing in the Preferred Shares and the Fund are described under “Risk Factors” in this prospectus.

Risks of Investing in the Preferred Shares

Auction Risk.    The dividend rate for the Preferred Shares normally is set through an auction process involving one or more broker-dealers. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers for Preferred Shares. You may not be able to sell your Preferred Shares at an auction if the auction fails. A holder of Preferred Shares therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its Preferred Shares in an auction. Also, if you place bid orders (orders to retain Preferred Shares at an auction only at a specified dividend rate), and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Furthermore, if you elect to retain your Preferred Shares in connection with an auction, and all other holders also elect to retain their Preferred Shares in connection with that auction, then the applicable dividend rate for the next dividend period will be the “all-hold” rate, which may be less than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.

As noted above, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares in any auction, the auction will fail and you may not be able to sell some or all of your Preferred Shares at that time. The relative buying and selling interest of market participants in your Preferred Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a broker-dealer submits an order for its own account, it would likely have an advantage over other bidders because such broker-dealer would have knowledge of some or all of the other orders placed through such broker-dealer in that auction, and thus could determine the rate and size of its order so as to increase the likelihood that its order will be accepted in the auction and that the auction will clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the Fund to serve as a dealer in the auction, a broker-dealer’s interests in conducting an auction may differ from those of investors who participate in auctions. See “Risk Factors—Auction Risk.”

On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including                     , that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement,                      agreed to pay a civil money penalty of $            . In addition,                     , without admitting or denying the Securities and Exchange Commission’s allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by                      to conduct the auction process in accordance with disclosed procedures.                      can offer no assurance as to how the settlement may affect the market for the Preferred Shares.

Secondary Market Risk.    If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. See “Risk Factors—Secondary Market Risk.”

Ratings and Asset Coverage Risk.    While it is a condition to the closing of the offering that Moody’s will assign a rating of “Aaa” and S&P will assign a rating of “AAA” to the Preferred Shares, such ratings will not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. Moody’s or S&P could withdraw or downgrade the Preferred Shares, which could make your Preferred Shares less liquid at an auction or in the secondary market. If Moody’s or S&P withdraws its rating or downgrades the Preferred Shares, the Fund may alter its portfolio or redeem a portion of the Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that the Fund will be able to do so to the extent necessary to restore the prior rating. The Fund’s ability to meet the asset coverage requirements of the Investment Company Act may be impaired by decreases in the market value of the Fund’s total assets, including those assets attributable to the Fund’s preferred stock and Borrowings. The Fund also may voluntarily redeem Preferred Shares under certain circumstances. See “Risk Factors—Ratings and Asset Coverage Risk.”

Subordination Risk.    As permitted by its fundamental investment policies, the Fund uses various forms of financial leverage. Although the Fund expects to retire the CP Notes promptly following the issuance of the Preferred Shares, until all the CP Notes have been retired, the liquidation and distribution rights of holders of the Preferred Shares will be subordinated to the rights of both the holders of the CP Notes and the lenders under the Fund’s credit facility. Therefore, dividends, distributions and other payments to holders of Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of CP Notes and the lenders under the Fund’s credit facility. In the event of a default on the Fund’s CP Notes or under the credit facility, the Fund would not be permitted to declare, pay or set apart for payment any dividend or other distribution in respect of the Preferred Shares, or call for redemption or redeem any portion of the Preferred Shares. If the Fund enters into other Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of holders of the Preferred Shares.

Restrictions on Dividends and Other Distributions.    Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies, might impair the Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable tax treatment as a regulated investment company for U.S. federal income tax purposes.

Interest Rate Risk. The Preferred Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the Preferred Shares will also rise. A sharp increase in short-term interest rates could cause a “negative arbitrage” situation, where the dividend rate on the Preferred Shares would exceed the yield on the Fund’s portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Risks of Investing in the Fund

Investment, Market and Interest Rate Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In particular, an increase in interest rates is typically correlated with a decrease in the valuation of fixed income securities. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk.    The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s preferred stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend or interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend or interest and principal payments on the preferred or debt securities in which the Fund invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain risks, including:

•	Redemption risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited voting rights—Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Preferred Stock Risk.    Through its investment in Utility Income Securities and Corporate Income Securities, the Fund may invest in, and thus may have exposure to, preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. In addition, the value of preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

Utilities Industry Risk.    The Fund invests a significant portion of its assets in securities of issuers in the public utilities industry. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting this sector. As concentration in a sector increases, so does the potential for fluctuation in the value of the Fund’s assets.

Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many public utility companies historically have been subject to a number of risks that may adversely affect their business or operations, including:

•	increases in fuel and other operating costs,

•	high interest costs on borrowings needed for capital improvement programs,

•	costs associated with compliance with and changes in environmental and other governmental regulations,

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

•	effects of economic slowdowns and surplus capacity,

•	technological innovations that may render existing plants, equipment or products obsolete, and

•	the potential impact of terrorist activities on the power and utilities industries in the United States and in foreign countries and the impact of other natural or man-made disasters.

Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e. wireless, broadband and voice over Internet protocol, or VOIP), industry overcapacity, consolidation and regulatory uncertainty. Regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of public utility companies to operate and utilize such facilities, thus reducing public utility companies’ earnings or resulting in losses.

Rates of return on investment of certain public utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect public utility companies’ earnings or dividends. Costs incurred by public utility companies, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts. Rates of return of public utility companies generally are subject to review and limitation by state public utility commissions, which ordinarily results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return.

Public utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such companies. Electric public utility companies may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Regulatory changes in certain states have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry. While regulated providers tend to have regulated returns, non-regulated providers’ returns are not regulated and generally are more volatile. These developments have reduced stability of cash flows in those states with non-regulated providers and could impact the short-term earnings potential of some in the industry.

Repurchase Agreements Risk.    The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

Hedging Strategy Risk.    Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. Such investment techniques may include entering into interest rate futures contracts and options on interest rate contracts, purchasing and selling put and call options on securities, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities. The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and swaption contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives Risk.    To the extent the Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged preferred stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends, as described under “U.S. Federal Income Tax Matters—Taxation of Shareholders.”

Temporary Defensive Strategies Risk.    When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Unrated and Illiquid Securities.    The Fund may invest in unrated securities, the market for which is considered generally to be less liquid than the market for comparable rated securities. Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the Fund’s policy to hold securities until their maturity, the relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. The Adviser values the Fund’s investments pursuant to guidelines adopted and periodically reviewed by the Fund’s board of directors. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for Income Securities and other portfolio securities held in the Fund’s portfolio, the responsibility of the Adviser to value the Fund’s securities becomes more difficult and the Adviser’s judgment may play a greater role in the valuation of the Fund’s securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs because such securities are particularly difficult to dispose of.

Conversion to Open-End Fund.    The Fund may be converted at any time to an open-end investment company upon the approval of a majority of the Fund’s directors, including a majority of the disinterested directors, and the approval of the holders of at least 75% of the outstanding shares of common stock and at least 75% of the outstanding shares of preferred stock, voting separately by class. Conversion to an open-end investment company would require redemption of any senior securities. See “Conversion to Open-End Fund.”

Repurchase of the Fund’s Common Stock.    The board of directors of the Fund has established a policy to consider, on at least an annual basis, whether to make open market repurchases of and/or tender offers for shares of the Fund’s common stock to seek to reduce any market discount from net asset value that may exist. The board of directors will not consider such repurchases or tender offers unless, during the period of 12 calendar weeks prior to such consideration, shares of the Fund’s common stock have traded on the New York Stock Exchange at an average discount from net asset value of 3% or more, determined on the basis of the discount or premium, as the case may be as of the last trading day in each week during such period. There is no assurance that the Fund will in fact effect repurchases of or tender offers for any of its shares of common stock. However, any repurchase of common stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the repurchase of shares of common stock by the Fund could require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of its common stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.

Inflation Risk.    Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s preferred stock and common stock, and distributions thereon, can decline.

Tax Risk.    The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. In order for the Fund to avoid corporate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

Market Disruption Risk.    The war with Iraq, the continuing presence in that country of coalition forces and recent events in the Middle East have had a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism, continued violence in the Middle East and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Preferred Shares.

Anti-Takeover Provisions.    Certain provisions of the Fund’s charter may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund and thus discouraging a transaction that would otherwise be in the best interests of our shareholders. See “Certain Provisions in the Charter and Certain Provisions of Maryland Law.”

Trading Market

The Preferred Shares will not be listed on an exchange. Instead, you may buy or sell Preferred Shares at an auction, which normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a “Broker-Dealer”), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits.

The table below shows the first auction date for the Preferred Shares and the day on which each subsequent auction will normally be held for the Preferred Shares. The first auction date for the Preferred Shares will be the business day before the dividend payment date for the initial dividend period for the Preferred Shares. The start date for subsequent dividend periods will normally be the business day following the auction dates unless the then-current dividend period is a special dividend period or the first day of the subsequent dividend period is not a business day.

Series	Initial Auction Date	Subsequent Auction Day
Series T7	, 2006	Tuesday
Series TH7	, 2006	Thursday

Dividends and

Dividend Periods

The table below shows the dividend rate for the initial dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are paid weekly, on the business day following the last day of a dividend period. The rate set at auction will not exceed the maximum dividend rate. See “Description of Preferred Shares—Dividends and Dividend Periods.”

In addition, the table below shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which subsequent dividends will normally be paid. If the day on which dividends normally would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below also shows the number of days in the initial dividend period for the Preferred Shares. Subsequent dividend periods generally will be seven days. The dividend payment date for any special dividend period of more than seven days will be set out in the notice designating such special dividend period. See “Description of Preferred Shares—Dividends and Dividend Periods—Designation of Special Dividend Periods.”

Initial Dividend Rate	Date of Accumulation at Initial Dividend Rate	Dividend Payment Date for Initial Dividend Period	Subsequent Dividend Payment Date	Number of Days in Initial Dividend Period
Series T7	, 2006	, 2006	Wednesday
Series TH7	, 2006	, 2006	Friday

The Fund may, subject to certain conditions, designate special dividend periods of more than seven days. The Fund may not designate a special dividend period unless sufficient clearing bids were made in the most recent auction for the Preferred Shares. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed special dividend period will not adversely affect such agency’s then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially                     , must not have objected to the designation of a special dividend period. See “Description of Preferred Shares – Dividends and Dividend Periods—Designation of Special Dividend Periods” and “The Auction.”

The Preferred Shares will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive dividend periods for such shares. The applicable rate for a particular dividend period will be determined by an auction conducted on the business day immediately preceding the start of such dividend period. A “business day” is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

Determination of Maximum Dividend Rate.    Generally, the applicable rate for any regular dividend period for the Preferred Shares will not be more than the maximum dividend rate. The maximum dividend rate will depend on the credit rating assigned to the Preferred Shares and on the duration of the dividend period. The maximum dividend rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate (the “Reference Rate”) is the applicable LIBOR Rate (as defined in “Description of Preferred Shares – Dividends and Dividend Periods—Calculation of Dividend Payments”) for a dividend period of fewer than 365 days or the applicable U.S. Treasury Note Rate (as defined in “Description of Preferred Shares – Dividends and Dividend Periods—Calculation of Dividend Payments”) for a dividend period of 365 days or more. The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the board of directors after consultation with the Broker-Dealers. In the case of a special dividend period, the maximum dividend rate will be specified by the Fund in the notice of the special dividend period for such special dividend payment period.

The applicable percentage and spread are as follows:

Applicable Percentage Payment Table
Credit Ratings
Moody’s	S&P	Applicable Percentage	Applicable Spread
Aaa	AAA	125%	1.25%
Aa3 to Aa1	AA- to AA+	150%	1.50%
A3 to A1	A- to A+	200%	2.00%
Baa3 to Baa1	BBB- to BBB+	250%	2.50%
Ba1 and lower	BB+ and lower	300%	3.00%

There is no minimum applicable rate in respect of any dividend period. See “Description of Preferred Shares – Dividends and Rate Periods.”

Assuming the Fund maintains a Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum dividend rate is shown in the table below:

Reference Rate	Maximum Dividend Rate Using the Applicable Percentage of the Reference Rate	Maximum Dividend Rate Using the Applicable Spread Over the Reference Rate	Method Used to Determine the Maximum Dividend Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Taxation

Dividends paid with respect to Preferred Shares will constitute dividends for U.S. federal income tax purposes to the extent attributable to the Fund’s current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund, see “U.S. Federal Income Tax Matters—Taxation of Shareholders.” Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.

Redemption	The Fund may be required to redeem all or a portion of the Preferred Shares if, for example, the Fund does not maintain the minimum asset coverage ratio it is required to maintain as a condition of declaring dividends on its common stock or the minimum discounted value of eligible portfolio securities specified by the rating agencies. The Fund voluntarily may redeem Preferred Shares under certain conditions. See “Description of Preferred Shares—Redemption” and “Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage.”

Liquidation Preference	The liquidation preference of the Preferred Shares will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See “Description of Preferred Shares—Liquidation.”

Ratings

The Preferred Shares are expected to be issued with a rating of “Aaa” from Moody’s and “AAA” from S&P. In order to maintain these ratings, the Fund must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies’ guidelines. See “Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage.”

Voting Rights

The Investment Company Act requires that the holders of the Fund’s preferred stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years’ dividends on the preferred stock are unpaid. In each case, the remaining directors are elected by holders of the Fund’s common stock and preferred stock, voting together as a single class. The holders of preferred stock vote as a separate class or classes on certain other matters as required under the Fund’s charter, the Investment Company Act and Maryland law. See “Description of Preferred Shares—Voting Rights” and “Certain Provisions in the Charter and Certain Provisions of Maryland Law.”

Auction Procedures

Unless otherwise permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the applicable rate on the Preferred Shares described in this section is referred to as the “Auction Procedures” and each setting of the applicable rate is referred to as an “auction.”

Prior to the submission deadline on each auction date for a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares of such series may submit the following types of orders to that Broker-Dealer with respect to such Preferred Shares:

1. Hold Order—indicating its desire to hold the indicated number of Preferred Shares without regard to the applicable rate for Preferred Shares of such series for the next dividend period.

2. Bid—indicating its offer to sell the indicated number of shares at $25,000 per share if the applicable rate for Preferred Shares of such series for the next dividend period is less than the rate specified in the bid, and its desire to hold the indicated number of shares if the applicable rate for Preferred Shares of such series for the next dividend period is not less than the rate specified in the bid.

3. Sell Order—indicating its offer to sell the indicated number of Preferred Shares at $25,000 per share without regard to the applicable rate for Preferred Shares of such series for the next dividend period.

A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares it holds. A beneficial owner of Preferred Shares that submits a bid to its Broker-Dealer having a rate higher than the maximum dividend rate for shares of the relevant series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of Preferred Shares that fails to submit an order to its Broker-Dealer with respect to its Preferred Shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of Preferred Shares fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special dividend period of more than seven days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner of Preferred Shares that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

A potential beneficial owner is a customer of a Broker-Dealer that either (i) is not a beneficial owner of Preferred Shares but wishes to purchase Preferred Shares or (ii) is a beneficial owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it irrevocably offers to purchase Preferred Shares at $25,000 per share if the applicable rate for Preferred Shares of the relevant series for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum dividend rate for Preferred Shares of the relevant series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these Auction Procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated as an order placed with a Broker-Dealer by a beneficial owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that the Broker-Dealer is not an affiliate of the Fund.

There are sufficient clearing bids for Preferred Shares in an auction if the number of Preferred Shares subject to bids submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum dividend rate for shares of the relevant series is at least equal to or exceeds the sum of the number of Preferred Shares subject to sell orders and the number of Preferred Shares subject to bids specifying rates or spreads higher than the maximum dividend rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for Preferred Shares in an auction, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

If there are not sufficient clearing bids for such Preferred Shares, the applicable rate for shares of the relevant series for the next dividend period will be the maximum dividend rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be a seven-day dividend period and the applicable rate for that period will be 90% of the Reference Rate on the date of the applicable auction.

The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a particular series and three existing holders of such shares. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder	Goal	Action

Existing Holder A	Owns 500 shares, wants to sell all 500 shares if applicable dividend rate is less than 4.10%	Places bid order at 4.10% rate for all 500 shares

Existing Holder B	Owns 300 shares, wants to hold	Places hold order—will take the applicable dividend rate

Existing Holder C	Owns 200 shares, wants to sell all 200 shares if applicable dividend rate is less than 3.90%	Places bid order at 3.90% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.00%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.90%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.10%

The lowest dividend rate that will result in all 1,000 Preferred Shares in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

U.S. Federal Income Tax

Status of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes. As a regulated investment company, the Fund generally is not required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To maintain its regulated investment company status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “U.S. Federal Income Tax Matters.”

FINANCIAL HIGHLIGHTS

The selected financial data below sets forth per share operating performance data, total investment return, ratios and supplemental data for each year in the ten-year period ended December 31, 2005 and for the six months ended June 30, 2006. The financial information should be read in conjunction with the financial statements of the Fund and notes thereto incorporated by reference into this prospectus and the Statement of Additional Information. Except as noted in the table, the financial information set forth below was audited by Ernst & Young LLP.

	For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001(2)	2000	1999	1998	1997	1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.50		$13.51	$13.85	$13.03	$13.23	$12.64	$12.54	$14.79	$14.48	$13.80	$14.81
Net investment income(1)	0.33		0.73	0.86	0.93	0.99	0.96	0.98	1.06	1.06	1.08	1.10
Net realized and unrealized gain (loss) on investments transactions	(0.53)		(0.72)	(0.18)	0.91	(0.17)	0.65	0.17	(2.13)	0.43	0.78	(1.03)
Net increase (decrease) from investment operations	(0.20)		0.01	0.68	1.84	0.82	1.61	1.15	(1.07)	1.49	1.86	0.07
Dividends from and in excess of net investment income	(0.45)		(1.02)	(1.02)	(1.02)	(1.02)	(1.02)	(1.05)	(1.18)	(1.18)	(1.18)	(1.08)
Net asset value, end of period	$11.85		$12.50	$13.51	$13.85	$13.03	$13.23	$12.64	$12.54	$14.79	$14.48	$13.80
Per share market value, end of period	$11.28		$13.10	$14.69	$14.99	$13.16	$13.21	$12.75	$11.5625	$15.375	$14.4375	$12.875
TOTAL INVESTMENT RETURN(3)	(10.64)%		(3.84)%	5.55%	22.64%	7.91%	11.90%	20.41%	(18.32)%	15.24%	22.21%	0.69%
RATIOS TO AVERAGE NET ASSETS(4)
Total expense	3.30	%(5)	2.55%	1.78%	1.79%	2.16%	3.07%	4.02%	3.26%	3.13%	3.15%	3.10%
Operating expenses (excluding interest and other commercial paper expenses)	1.09	%(5)	1.05%	1.06%	1.08%	1.04%	1.02%	1.04%	1.01%	0.91%	0.80%	0.80%
Net investment income	5.44	%(5)	5.64%	6.34%	6.81%	7.84%	7.35%	7.98%	7.84%	7.26%	7.84%	8.02%
SUPPLEMENTAL DATA
Portfolio turnover	3%		15%	17%	10%	27%	10%	15%	17%	10%	12%	13%
Net assets, end of period (000)	$320,839		$337,952	$362,600	$369,624	$345,131	$347,114	$329,178	$326,176	$384,807	$376,685	$358,941

(1)	Based on average shares outstanding.
(2)	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets from 7.99% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(4)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(5)	Annualized.

INFORMATION REGARDING SENIOR SECURITIES

The following table provides information about the Fund’s CP Notes as of the dates indicated. Except as noted in the table, the information set forth below was audited by Ernst & Young LLP.

	CP Notes
	Aggregate Amount Outstanding	Average Market Value per $100,000 of Principal Amount(1)	Asset Coverage per $1,000 of Principal Amount(2) (unaudited)
December 31, 2005	142,020,514	100,000	3,356
December 31, 2004	142,298,616	100,000	3,531
December 31, 2003	142,622,528	100,000	3,582
December 31, 2002	139,917,795	100,000	3,452
December 31, 2001	142,092,233	100,000	3,421
December 31, 2000	141,420,811	100,000	3,291
December 31, 1999	140,720,819	100,000	3,265
December 31, 1998	141,457,956	100,000	3,680
December 31, 1997	140,788,938	100,000	3,619
December 31, 1996	141,429,753	100,000	3,499

(1)	Average market value is calculated as the face value of the CP Notes.
(2)	Asset coverage is calculated by subtracting the Fund’s total liabilities (not including the CP Notes) from the Fund’s total assets and dividing that amount by the total number of units of CP Notes, where one unit equals $1,000 of CP Notes.

THE FUND

The Fund is a closed-end, diversified management investment company that is registered under the Investment Company Act. The Fund was incorporated in the State of Maryland on November 23, 1992 and first offered its common stock to the public on January 21, 1993. The Fund’s common stock is traded on the New York Stock Exchange under the symbol “DUC.” The Fund’s principal office is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, and its telephone number is (312) 541-5555.

As of June 30, 2006, the Fund had $143,000,000 in principal amount of CP Notes outstanding with an amortized cost of $141,679,638. The CP Notes are generally sold on a discount basis, but may be sold on an interest-bearing basis. The average discount rate of CP Notes outstanding at June 30, 2006 was 5.18%. The average daily balance of CP Notes outstanding for the six months ended June 30, 2006 was $142,120,524 at a weighted average discount rate of 4.76%. The Fund intends to utilize a portion of the net proceeds of this offering to pay in full all amounts outstanding under the CP Notes, after which the Fund intends to discontinue its CP Note program and terminate the related backup credit facility.

The following table provides information about the Fund’s outstanding stock as of June 30, 2006.

Title of class	Number of shares authorized(1)	Number of shares held by the fund or for its account	Number of shares outstanding
Common Stock	600,000,000	0	27,076,161
Preferred Shares	0	0	0

(1)

The Fund’s charter authorizes the Fund to issue up to 600,000,000 shares of capital stock and provides that the Fund’s board of directors has authority to classify or to reclassify any unissued shares of stock. The charter further specifies that until the Fund’s board of directors provides otherwise, all of the capital stock of the Fund is designated as common stock. In connection with the authorization of the Preferred Shares, the board of directors will classify 3,800 shares of authorized and unissued stock as Preferred Shares, Series T7, and 3,800 shares of authorized and unissued stock as Preferred Shares, Series TH7.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $187,800,000 after payment of the sales load and estimated offering expenses. The Fund will utilize a portion of the net proceeds of this offering to pay in full all amounts outstanding under the CP Notes, and the remaining net proceeds will be invested in accordance with the Fund’s investment objective and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of such remaining net proceeds in securities that meet the Fund’s investment objective and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of the Fund as of June 30, 2006, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $2,200,000):

	Actual	As Adjusted
Preferred stock, $0.01 par value, 0 shares authorized, 7,600 shares authorized, as adjusted
Preferred Shares, $25,000 stated value per share, at liquidation value, 0 shares issued and outstanding, 7,600 shares issued and outstanding, as adjusted	$0	$190,000,000

Shareholders’ equity:

Common stock, $0.01 par value, 600,000,000 shares authorized, 599,992,400 shares authorized, as adjusted, 27,076,161 shares issued and outstanding(1)(2)	$270,762	$270,762

Paid-in surplus	$369,708,287	$367,508,287

Accumulated net realized loss on investments	(25,063,957)	(25,063,957)

Distributions in excess of book net investment income	(18,461,516)	(18,461,516)

Net unrealized appreciation (depreciation) on investments and foreign currency translation	(5,614,924)	(5,614,924)

Net assets applicable to common stock	$320,838,652	$318,638,652

(1)	None of these outstanding shares are held by or for the account of the Fund.
(2)	The Fund’s charter authorizes 600,000,000 shares of capital stock and provides that the Fund’s board of directors has authority to classify or to reclassify any unissued shares of stock. The charter further specifies that until the Fund’s board of directors provides otherwise, all of the capital stock of the Fund is designated as common stock. In connection with the authorization of the Preferred Shares, the board of directors will classify 3,800 shares of authorized and unissued stock as Preferred Shares, Series T7, and 3,800 shares of authorized and unissued stock as Preferred Shares, Series TH7.

PORTFOLIO COMPOSITION

The following table sets forth certain information with respect to the composition as of June 30, 2006 of the Fund’s investment portfolio, exclusive of short-term instruments, based on the lowest rating assigned to each investment.

S&P(1)	Moody’s(1)	Number of issues	Value	Percentage
AAA	Aaa	10	$61,964,888	13.7%
AA	Aa	2	22,444,186	5.0%
A	A	15	113,7485681	25.2%
BBB	Baa	23	247,263,289	54.8%
BB	Ba	—	—	—
B	B	1	5,763,750	1.3%

Total		59	451,184,794	100.0%

(1)	S&P rating categories may be modified further by a plus (+) or minus (-) in the case of AA, A, BBB and BB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in the case of Aa, A, Baa and Ba ratings.

THE FUND’S INVESTMENTS

The following section describes the Fund’s investment objective and policies, fundamental investment restrictions, portfolio contents and investment techniques. More complete information describing the Fund’s investments can be found in the Statement of Additional Information, which is incorporated into this prospectus by reference.

Investment Objective and Policies

The Fund’s investment objective is high current income consistent with investing in securities of investment grade quality. The foregoing investment objective is fundamental and may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund is not intended to be a complete investment program and investors should consider their long-term investment goals and current financial needs when making an investment decision with respect to the Fund. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Income Securities. As used in this prospectus, the term Income Securities consists of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. All of the Fund’s investments must be, at the time of investment (i) rated investment grade or (ii) with respect to no more than 10% of the Fund’s total assets, unrated but determined by the Adviser to be of comparable quality to investment grade rated obligations. In normal market conditions, at least 80% of the Fund’s total assets must be invested, in the aggregate, in Utility Income Securities and Corporate Income Securities (including Corporate Mortgage-Backed Securities) consisting of bonds, debentures or other debt instruments and at least 25% of the Fund’s total assets will be invested in Utility Income Securities. The Fund will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities.

Investment grade rated obligations are those obligations rated “BBB” or higher by S&P, “Baa” or higher by Moody’s or similarly rated by any other nationally recognized rating organization, in the case of long-term obligations, and equivalently rated obligations in the case of short-term obligations. In instances in which a security is rated by more than one of the foregoing rating agencies, such security is not considered to be investment grade by the Fund unless each of the rating agencies issuing a rating has so rated such security. Ratings within the major rating categories of the foregoing rating organizations may be modified by such rating organizations by the addition of a plus or minus sign or of numbers to delineate the relative strengths of the rating within a major rating category. The Fund considers a security to be rated investment grade by a rating organization if it is rated in any of the four highest major rating categories of such rating organization, without regard to any such modifiers. To the extent the Fund invests in unrated securities, the Fund may be more dependent upon the Adviser’s investment analysis of such unrated securities than is the case with respect to rated securities.

The foregoing policies with respect to credit quality apply only at the time of initial investment, and the Fund is not required to dispose of securities in the event of a rating downgrade below investment grade or, in the case of unrated obligations, in the event that the Adviser reassesses its view with respect to the credit quality of the issuer thereof. However, the Adviser will seek to engage in an orderly disposition of such downgraded securities to the extent necessary, except in unusual market conditions, to limit the Fund’s holdings of securities rated below investment grade, or deemed by the Adviser to be of comparable quality, to not more than 5% of the Fund’s total assets. A rating by a rating agency represents the agency’s opinion as to the credit quality of the security or obligor but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer. Furthermore, a rating is not a recommendation to purchase, sell or hold a security and it does not take into account market value or suitability for a particular investor.

Selection of Investments

The Adviser selects Income Securities, including Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities, Asset-Backed Securities, and other investments for the Fund’s portfolio which the Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund does not necessarily invest in the highest yielding Income Securities, and other investments permitted by its investment policies, if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk. The investments of the Fund are diversified among Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The Fund may vary the percentage of assets invested in any one type of security based upon the Adviser’s evaluation as to the appropriate portfolio structure for achieving the Fund’s investment objectives under prevailing market, economic and financial conditions.

The investment approach of the Adviser with respect to Income Securities is long-term oriented and concentrates on identification of value and minimization, where possible, of credit risk. The Adviser’s investment approach begins with an examination of general economic fundamentals and the relationship of such fundamentals to forecasts of interest rate trends. Thereafter, information is compiled by the Adviser relating to the values available in various sectors of the fixed income securities market, such as Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. This compilation generally reflects not only judgments as to the relative attractiveness of such various sectors, but also the merits of individual issues. Although primary emphasis is placed by the Adviser on long-term investments consistent with the investment objective and policies of the Fund, the Fund’s portfolio is continuously managed and trades may occur when market opportunities develop that may enable such a trade to improve the potential for returns without adding significant portfolio risk. The Adviser’s investment philosophy emphasizes quality long-term investment strategies wherein attention is given to investing in issues where the Adviser believes credit trends are improving.

In analyzing the credit quality of issuers or obligors with respect to Income Securities, the Adviser considers both qualitative and quantitative factors. Qualitative factors typically include a review of (i) the organizational charter and other enabling documents with respect to the issuer or obligor of Income Securities for insight as to the authority, limitations and administration of such entity, including rate determination policies and exposure to competition, (ii) the indenture or other statement of rights and preferences to determine the legal and structural aspects of the Income Securities, including protective covenants, security and creditor recourse in the event of default, (iii) the fundamental characteristics of the issuer or obligor of an Income Security and, in the case of Utility Income Securities, of the particular segment of the utilities sector that such issuer or obligor is engaged in, such as the financial condition and resources of the issuer, its geographic location and service area, the quality of its management, supply and demand factors, the quality of revenues and exposure to particular risks, including the financial impact of environmental regulations by state and federal regulatory authorities and, in the case of Electric Utilities, their involvement with nuclear power and (iv) the issuer or obligor’s access to capital, including its legal authority to raise additional capital and the perceived willingness of the markets to provide financing to such entity. Quantitative factors include an analysis of such financial ratios as debt service coverage, operating ratios, debt ratios and projected capital growth. In performing its quantitative analyses, the Adviser may adjust published data to take into account certain factors deemed relevant by the Adviser and attempt to anticipate future trends in the financial condition of the issuers of Income Securities. To the extent that the Fund invests in unrated obligations, the Fund may be more dependent on the Adviser’s investment analyses of such obligations than is the case for rated obligations.

There is no limitation as to the maturity of the securities in which the Fund may invest and the Adviser may adjust the average maturity of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. In normal market conditions, however, the Fund generally emphasizes investments in Income Securities with intermediate- or long-term maturities, although the average maturity may be longer or shorter depending on market conditions.

Because the Fund invests primarily in Income Securities, the net asset value of the Fund’s common stock can be expected to change as general levels of interest rates fluctuate. Changes in net asset value per share of common stock may be reflected in corresponding changes in market value. As interest rates rise, the market prices of Income Securities generally tend to decline and as interest rates fall, the market prices of Income Securities generally tend to increase. The market prices of longer-term maturity Income Securities tend to fluctuate more in response to changes in interest rates than do the market prices of shorter-term maturity Income Securities. The net asset value and market value of the common stock may be more volatile due to the Fund’s policy of investing in intermediate- and long-term Income Securities and the Fund’s financially leveraged capital structure.

The Fund may invest in securities the disposition of which is subject to legal or contractual restrictions or the markets for which are illiquid. Restricted securities may sell at a price lower and with higher brokerage charges than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined by the Adviser under guidelines adopted by the board of directors of the Fund (under which guidelines the Adviser considers factors such as trading volume and the availability of price quotations), are not treated as restricted securities by the Fund pursuant to such rules.

See “Investment Policies, Techniques and Restrictions—Fundamental Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.

PORTFOLIO CONTENTS

The Fund’s portfolio is composed principally of the following types of fixed-income securities: Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities, Asset-Backed Securities and other investments for the Fund’s portfolio which the Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund.

Utility Income Securities

“Utility Income Securities” are debt securities and preferred stocks issued by or on behalf of a variety of Electric Utilities, Gas Utilities, Telecommunications Utilities or other entities engaged in the provision of other utility or utility related goods or services, including entities engaged in solid waste electric generation or in cogeneration, entities engaged in the provision of waste disposal systems, independent power producers and non-utility generators. Because the Fund will concentrate its investments in Utility Income Securities, the Fund generally is more susceptible than an investment company without such a policy to any single economic, political, environmental or regulatory occurrence affecting the utilities sector of the market. See “Risk Factors—Utility Industry Risk.”

Corporate Income Securities

“Corporate Income Securities” are debt securities and preferred stocks (other than Utility Income Securities) issued by corporate entities. The debt securities in which the Fund may invest have maturities ranging from one month to 30 years or more and may consist of bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers’ acceptances (indirectly secured borrowings to facilitate commercial transactions), commercial paper (short-term unsecured notes) and other similar securities. These securities typically provide for periodic payments of interest, which may be adjustable or fixed rate with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. Adjustable rate Corporate Income Securities may have interest rate caps and floors as well as other features similar to those of Mortgage-Backed Securities, but such Corporate Income Securities are not subject to prepayment risk other than through contractual redemption provisions which generally impose a penalty on the issuer for prepayment. Fixed rate Corporate Income Securities also may be subject to redemption provisions. To seek to provide stable cash flows to the Fund, however, the Fund ensures that a portion of Corporate Income Securities in which it invests are not subject to optional redemptions by the issuer prior to maturity. Certain Corporate Income Securities in which the Fund invests are subject to sinking fund schedules that provide for the periodic repayment of all or a portion of an issue’s principal. Sinking fund Corporate Income Securities may contain call provisions that allow an issuer to redeem the security when the remaining principal balance is reduced to a certain percentage of the overall issue.

Mortgage-Backed Securities

“Mortgage-Backed Securities” are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The following describes certain characteristics of Mortgage-Backed Securities. It should be noted that new types of Mortgage-Backed Securities are developed and marketed from time to time and that, consistent with its investment limitations, the Fund expects to invest in those new types of Mortgage-Backed Securities that the Adviser believes may assist the Fund in achieving its investment objective.

The yield characteristics of Mortgage-Backed Securities differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

The following types of Mortgage-Backed Securities are referred to as “pass-through securities” because all principal and interest payments from a pool of mortgage loans (less a servicing fee) are passed directly to investors each month:

•	Ginnie Mae Certificates are issued by the Government National Mortgage Association (GNMA), a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Ginnie Mae Certificates are backed by the full faith and credit of the U.S. government.

•	Fannie Mae Certificates are issued by the Federal National Mortgage Association, a federally chartered but publicly traded corporation.

•	Freddie Mac Certificates are issued by the Federal Home Loan Mortgage Corporation, a federally chartered but publicly traded corporation.

Collateralized mortgage-backed obligations or “CMOs” are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund does not invest in the equity portion of CMOs, sometimes known as CMO residuals.

In this prospectus, all of the foregoing types of Mortgage-Backed Securities other than Ginnie Mae Certificates and CMOs issued by agencies or instrumentalities of the U.S. government are referred to as “Corporate Mortgage-Backed Securities.” Corporate Mortgage-Backed Securities are included within the definition of Corporate Income Securities for purposes of the requirement that, in normal market conditions, at least 80% of the Fund’s total assets must be invested, in the aggregate, in Utility Income Securities and Corporate Income Securities consisting of bonds, debentures or other debt securities. However, the Fund will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities.

Asset-Backed Securities

“Asset-Backed Securities” are securities (other than Mortgage-Backed Securities) that directly or indirectly represent a participation in, or are secured by and payable from, underlying pools of assets. Asset-Backed Securities have similar structural characteristics to Mortgage-Backed Securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle and installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. In general, the collateral supporting Asset-Backed Securities has a shorter effective term to maturity than Mortgage-Backed Securities and, accordingly, such securities are less likely to experience substantial prepayments.

Other Securities

The Fund may invest up to 5% of its total assets in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets such as one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity and, if invested therein, the Fund may fail to fully recoup its initial investment in these securities. The Fund may also invest up to 5% of its assets in foreign currency denominated securities issued by non-U.S. issuers. Investments in foreign securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund has no current investments in SMBS or in securities denominated in foreign currencies, although it may, subject to the percentage limitations set forth above, invest in such securities in the future.

Temporary Defensive Strategies

At times the Adviser may judge that conditions in the markets for Income Securities, including the markets for Utility Income Securities and Corporate Income Securities, make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its common stockholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “temporary defensive” strategies, the Fund may, without limitation, invest in securities other than Utility Income Securities and Corporate Income Securities, including investing in high-quality, short-term securities. Such securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest rating categories by S&P or Moody’s; commercial paper rated in the highest grade by any of such rating services; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other securities that the Adviser considers consistent with such strategy. Further, the yields on short-term, high quality obligations may approach or be less than the then current interest rate payable to any holders of senior securities. In such event, the benefit of financial leverage to the holders of common stock will diminish and the Fund’s leveraged capital structure may work to the disadvantage of the holders of the common stock.

Investment Techniques

The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. These techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Use of Leverage

Borrowings.    As of June 30, 2006, the Fund’s leverage included $143 million of outstanding CP Notes. Throughout this prospectus, debt securities of the Fund, such as the CP Notes, and debt for borrowed money are sometimes collectively referred to as “Borrowings.” In addition, the Fund has a $75 million backup credit facility (under which it has made no Borrowings) to provide liquidity for meeting its obligations under the CP Notes. The Fund intends to utilize a portion of the net proceeds of this offering to pay in full all amounts outstanding under the CP Notes, after which the Fund intends to discontinue its CP Note program and terminate the related backup credit facility.

The CP Notes and the backup credit facility contain customary restrictive financial covenants. Among other things, the Fund is required to maintain eligible portfolio property having a discounted value at least equal to the Fund’s liabilities. The Fund is also required to maintain total assets equal to at least 3.2 times its liabilities, and net assets (defined as total assets less liabilities other than senior securities representing indebtedness) equal to at least 3.2 times the value of its senior securities representing indebtedness. In addition, the Fund may not declare, pay or set apart for payment any dividend or other distribution in respect of its common or preferred stock, or call for redemption or redeem any of its common or preferred stock, when loans are outstanding under the credit facility, or when an event of default exists or would result under the credit facility. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and strategies. However, due to these covenants or restrictions, so long as the CP Notes and the credit facility are outstanding, the Fund could be forced to liquidate investments at times and at prices that are not favorable to the Fund, or to forgo investments that the Adviser otherwise views as favorable.

Under the Investment Company Act, the Fund is not permitted to issue any senior securities representing indebtedness unless immediately after such issuance the Fund has an asset coverage of at least 300% of the aggregate principal amount of the Fund’s senior securities representing indebtedness. With respect to senior securities representing indebtedness, a 300% asset coverage means that the aggregate principal amount of such senior securities may not exceed 33 1/3% of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. Additionally, under the Investment Company Act, so long as the Fund has any senior securities representing indebtedness outstanding, it may not declare any dividend or other distribution upon its common or preferred stock, or purchase any such stock, unless the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% of the aggregate principal amount of the Fund’s senior securities representing indebtedness, after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Preferred Stock.    Effective with the issuance of the Preferred Shares, the Fund’s leverage will also include $190 million in aggregate liquidation preference of Preferred Shares. Under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the sum of the aggregate liquidation preference of the Fund’s preferred stock and the aggregate principal amount of the Fund’s senior securities representing indebtedness. In the case of preferred stock, a 200% asset coverage means that the sum of the aggregate liquidation preference of the Fund’s preferred stock and the aggregate principal amount of the Fund’s senior securities representing indebtedness may not exceed 50% of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. Additionally, under the Investment Company Act, so long as the Fund has any preferred stock outstanding, it may not declare any dividend or other distribution upon its common stock, or purchase any of its common stock, unless the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% of the sum of the aggregate liquidation preference of the Fund’s preferred stock and the aggregate principal amount of the Fund’s senior securities representing indebtedness, after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

All Borrowings will have seniority over the Preferred Shares and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings. However, the Preferred Shares will have seniority over the Fund’s common stock. Consequently, changes in the value of the Fund’s portfolio will be borne initially by holders of the Fund’s common stock. If there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share than if the Fund were not leveraged. However, the Fund’s ability to engage in Borrowings may be subject to certain restrictions imposed by guidelines of one or more rating agencies rating the Preferred Shares. See “Description of Capital Structure—Description of Borrowings.”

Other Forms of Leverage.    The Fund may also engage in other investment techniques, as described below, such as reverse repurchase agreements and dollar rolls, which provide leverage in much the same manner as the issuance of CP Notes but which are not considered by the Securities and Exchange Commission to be senior securities subject to the asset coverage requirements of the Investment Company Act if investments therein are appropriately collateralized by high grade liquid assets of the Fund, as described below. Under the Fund’s investment restrictions, the aggregate amount of CP Notes and such other forms of debt leverage may not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund utilizes leverage only when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

Reverse Repurchase Agreements.    The Fund is permitted to enter into reverse repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of directors (“Qualified Institutions”). The Adviser monitors continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund’s board of directors. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. At the time the Fund enters into a reverse repurchase agreement, an approved custodian will segregate liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund’s limitation on borrowing.

Dollar Rolls.    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The cash proceeds from the sale will be maintained by the Fund in a segregated account with its custodian in cash, U.S. Government securities or other liquid high grade debt obligations which will be equal in value to its obligations. Because such assets are maintained in a segregated account, the Fund will not treat such obligations as senior securities for purposes of the Investment Company Act. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. “Covered rolls” are not subject to these segregation requirements.

Secured Borrowings.    The Fund expects that some of its Borrowings may be made on a secured basis. In such situations, either the Fund’s custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

Purpose and Risks of Leverage.    The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred stock dividends and borrowing costs on the CP Notes or other Borrowings will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred stock and CP Notes or other Borrowings. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the potentially higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common stock should be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, any incremental return to common shareholders will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common stock will reflect the decline in the value of portfolio holdings resulting therefrom.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return to common stockholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common stockholders will be less than if leverage had not been used. Capital raised through the issuance of preferred stock and CP Notes is subject to dividend payments and interest costs that may or may not exceed the income and appreciation on the assets purchased. In addition, the Fund is currently also required to pay a fee to maintain its credit facility, which increases the cost of borrowing over the stated interest rate of the CP Notes.

Repurchase Agreements

The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. The repurchase price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Repurchase agreements may be entered into with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements are economically equivalent to loans secured by the underlying securities. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Fund is permitted to enter into repurchase agreements with the same parties with whom it may enter into reverse repurchase agreements (as discussed above).

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Lending of Portfolio Securities

The Fund may lend securities from its portfolio to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser and will be considered in making decisions with respect to lending of securities, subject to review by the Fund’s board of directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s board of directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted. As of June 30, 2006, the Fund had no portfolio securities on loan.

When-Issued and Forward Commitment Transactions

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates) to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies, which we refer to collectively as “Strategic Transactions,” are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the event that the Fund issues senior securities and seeks to obtain a rating on the senior securities, the rating agency issuing such a rating may impose restrictions on the Fund’s ability to engage in certain of these investment practices.

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Such Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the maturity and interest rate sensitivity of the Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions, other than Strategic Transactions involving financial futures and options thereon, may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Under current regulatory requirements, Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The types of Strategic Transactions that the Fund is permitted to utilize, and certain risks entailed by the use of those techniques, are described more fully in the Statement of Additional Information.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Preferred Shares.

Risks of Investing in the Preferred Shares

Auction Risk

The dividend rate for the Preferred Shares normally is set through an auction process involving one or more broker-dealers. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers for Preferred Shares. You may not be able to sell your Preferred Shares at an auction if the auction fails. A holder of Preferred Shares therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its Preferred Shares in an auction. Also, if you place bid orders (orders to retain Preferred Shares at an auction only at a specified dividend rate), and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Furthermore, if you elect to retain your Preferred Shares in connection with an auction, and all other holders also elect to retain their Preferred Shares in connection with that auction, then the applicable dividend rate for the next dividend period will be the “all-hold” rate, which may be less than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.

As noted above, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares in any auction, the auction will fail and you may not be able to sell some or all of your Preferred Shares at that time. The relative buying and selling interest of market participants in your Preferred Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a broker-dealer submits an order for its own account, it would likely have an advantage over other bidders because such broker-dealer would have knowledge of some or all of the other orders placed through such broker-dealer in that auction, and thus could determine the rate and size of its order so as to increase the likelihood that its order will be accepted in the auction and that the auction will clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the Fund to serve as a dealer in the auction, a broker-dealer’s interests in conducting an auction may differ from those of investors who participate in auctions.

On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including                 , that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, agreed to pay a civil money penalty of $            . In addition,             , without admitting or denying the Securities and Exchange Commission’s allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by             to conduct the auction process in accordance with disclosed procedures.              can offer no assurance as to how the settlement may affect the market for the Preferred Shares. See “Description of Preferred Shares,” “The Auction—Auction Procedures” and “The Auction—Broker-Dealer Agreements.”

Secondary Market Risk

If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-Dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. In addition, a broker-dealer may, in its own discretion, decide to buy or sell Preferred Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the Preferred Shares. Although broker-dealers buy and sell Preferred Shares for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

Ratings and Asset Coverage Risk

While it is a condition to the closing of the offering that Moody’s will assign a rating of “Aaa” and S&P will assign a rating of “AAA” to the Preferred Shares, such ratings will not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. Moody’s or S&P could withdraw or downgrade the ratings it assigns to the Preferred Shares, which could make your Preferred Shares less liquid at an auction or in the secondary market. If Moody’s or S&P withdraws its rating or downgrades the Preferred Shares, the Fund may alter its portfolio or redeem a portion of the Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that the Fund will be able to do so to the extent necessary to restore the prior rating. The Fund’s ability to meet the asset coverage requirements of the Investment Company Act may be impaired by decreases in the market value of the Fund’s total assets, including those assets attributable to the Fund’s preferred stock and Borrowings. The Fund also may voluntarily redeem Preferred Shares under certain circumstances. See “Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage” for a description of the asset maintenance tests the Fund must meet.

Subordination Risk

As permitted by its fundamental investment policies, the Fund uses various forms of financial leverage. The issuance of preferred stock, including the Preferred Shares, is only one component of the Fund’s use of leverage, which also includes the ability to issue up to $150 million of CP Notes. As of June 30, 2006, $143 million of CP Notes were outstanding. In addition, the Fund has a $75 million backup credit facility (under which it has made no Borrowings). Although the Fund expects to retire the CP Notes promptly following the issuance of the Preferred Shares, until all the CP Notes have been retired, the liquidation and distribution rights of holders of the Preferred Shares will be subordinated to the rights of both the holders of the CP Notes and the lenders under the Fund’s credit facility. The Fund may also enter additional Borrowings in the future, and the holders of Preferred Shares’ liquidation and distribution rights will also be subordinated to the rights of any lenders and counter-parties in those transactions. Therefore, dividends, distributions and other payments to holders of Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of CP Notes and the lenders under the Fund’s credit facility or to the lenders or counter-parties to any future Borrowings. In the event of a default on the Fund’s CP Notes or under the credit facility or under any future Borrowings, the Fund would not be permitted to declare, pay or set apart for payment any dividend or other distribution in respect of the Preferred Shares, or call for redemption or redeem any portion of the Preferred Shares. If the Fund enters into other Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of holders of the Preferred Shares.

Restrictions on Dividends and Other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the Investment Company Act and by requirements imposed by Moody’s, S&P or a substitute rating agency, might impair the Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable treatment as a regulated investment company for U.S. federal income tax purposes. While the Fund has the ability to redeem Preferred Shares to enable the Fund to distribute its income to the extent required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See “U.S. Federal Income Tax Matters.”

Interest Rate Risk

The Preferred Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the Preferred Shares will also rise. A sharp increase in short-term interest rates could cause a “negative arbitrage” situation, where the dividend rate on the Preferred Shares would exceed the yield on the Fund’s portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. See “The Fund’s Investments—Use of Leverage.”

Risks of Investing in the Fund

Investment, Market and Interest Rate Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In particular, an increase in interest rates is typically correlated with a decrease in the valuation of fixed income securities. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk

The Fund uses financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of preferred stock and any future Borrowings to leverage the Fund’s common stock. If the dividend rate on the preferred stock or the interest rate on any future Borrowings exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund’s ability to pay dividends and meet its asset coverage requirements on its preferred stock, including the Preferred Shares, would be reduced. Similarly, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its Aaa and AAA ratings on its preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on its preferred stock. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of all or a portion of its preferred stock.

It is currently anticipated that, taking into account the Preferred Shares being offered by this prospectus, the amount of leverage represented by the Preferred Shares will constitute approximately 38% of the Fund’s total assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s preferred stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, we cannot assure you that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely cause a decrease in the Fund’s net asset value relative to what it would have been if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction in volatility of income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser is calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value of the common stock plus the aggregate liquidation preference of the preferred stock and the aggregate principal amount of any Borrowings), the advisory fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend or interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend or interest and principal payments on the preferred or debt securities in which the Fund invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection amounts due on such preferred or debt securities and the Fund may not in all circumstances be able to collect some or all of the amounts to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets, if any, securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. See “The Fund’s Investments—Selection of Investments.” For certain special risk considerations concerning investments in Mortgage-Backed Securities, including stripped Mortgage-Backed Securities, and in Asset-Backed Securities, see “Portfolio Contents—Mortgage-Backed Securities” and “—Asset-Backed Securities.”

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks, including:

•	Redemption risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited voting rights—Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Preferred Stock Risk

Through its investment in Utility Income Securities and Corporate Income Securities, the Fund may invest in, and thus may have exposure to, preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. In addition, the value of preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

Utilities Industry Risk

The Fund invests a significant portion of its assets in securities of issuers in the public utilities industry. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting this sector. As concentration in a sector increases, so does the potential for fluctuation in the value of the Fund’s assets.

Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many public utility companies historically have been subject to a number of risks that may adversely affect their business or operations, including:

•	increases in fuel and other operating costs,

•	high interest costs on borrowings needed for capital improvement programs,

•	costs associated with compliance with and changes in environmental and other governmental regulations,

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

•	effects of economic slowdowns and surplus capacity,

•	technological innovations that may render existing plants, equipment or products obsolete, and

•	the potential impact of terrorist activities on the power and utilities industries in the United States and in foreign countries and the impact of other natural or man-made disasters.

Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e. wireless, broadband and voice over Internet protocol, or VOIP), industry overcapacity, consolidation and regulatory uncertainty. Regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of public utility companies to operate and utilize such facilities, thus reducing public utility companies’ earnings or resulting in losses.

Rates of return on investment of certain public utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect public utility companies’ earnings or dividends. Costs incurred by public utility companies, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts. Rates of return of public utility companies generally are subject to review and limitation by state public utility commissions, which ordinarily results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return.

Public utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such companies. Electric public utility companies may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Regulatory changes in certain states have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry. While regulated providers tend to have regulated returns, non-regulated providers’ returns are not regulated and generally are more volatile. These developments have reduced stability of cash flows in those states with non-regulated providers and could impact the short-term earnings potential of some in the industry.

Repurchase Agreements Risk

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”) and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities. The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and swaption contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in the Adviser’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives Risk

To the extent the Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged preferred stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends.

Temporary Defensive Strategies Risk.

When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Unrated and Illiquid Securities

The Fund may invest in unrated securities, the market for which is considered generally to be less liquid than the market for comparable rated securities. Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the Fund’s policy to hold securities until their maturity, the relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. The Adviser values the Fund’s investments pursuant to guidelines adopted and periodically reviewed by the Fund’s board of directors. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for Income Securities and other portfolio securities held in the Fund’s portfolio, the responsibility of the Adviser to value the Fund’s securities becomes more difficult and the Adviser’s judgment may play a greater role in the valuation of the Fund’s securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs because such securities are particularly difficult to dispose of.

Conversion to Open-End Fund

The Fund may be converted at any time to an open-end investment company upon the approval of a majority of the Fund’s directors, including a majority of the disinterested directors, and the approval of the holders of at least 75% of the outstanding shares of common stock and at least 75% of the outstanding shares of preferred stock, voting separately by class. Conversion to an open-end investment company would require redemption of any senior securities. See “Conversion to Open-End Fund.”

Repurchase of the Fund’s Common Stock

The board of directors of the Fund has established a policy to consider, on at least an annual basis, whether to make open market repurchases of and/or tender offers for shares of the Fund’s common stock to seek to reduce any market discount from net asset value that may exist. The board of directors will not consider such repurchases or tender offers unless, during the period of 12 calendar weeks prior to such consideration, shares of the Fund’s common stock have traded on the New York Stock Exchange at an average discount from net asset value of 3% or more, determined on the basis of the discount or premium, as the case may be as of the last trading day in each week during such period. There is no assurance that the Fund will in fact effect repurchases of or tender offers for any of its shares of common stock. However, any repurchase of common stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the repurchase of shares of common stock by the Fund could require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of its common stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s preferred stock and common stock, and distributions thereon, can decline.

Tax Risk

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. In order for the Fund to avoid corporate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

Market Disruption Risk

The war with Iraq, the continuing presence in that country of coalition forces and recent events in the Middle East have had a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism, continued violence in the Middle East and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Preferred Shares.

Anti-Takeover Provisions

Certain provisions of the Fund’s charter may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund and thus discouraging a transaction that would otherwise be in the best interests of our shareholders. See “Certain Provisions in the Charter and Certain Provisions of Maryland Law.”

MANAGEMENT OF THE FUND

Board of Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s board of directors. For information concerning the Fund’s officers and directors, see “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

The Fund’s investment adviser is Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, as of June 30, 2006, managed approximately $6.34 billion in assets, including approximately $2.87 billion in securities of public utility companies. The Adviser acts as adviser to two other closed-end investment companies registered under the Investment Company Act and as adviser to three open-end investment companies registered under the Investment Company Act. The Adviser is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix Investment Partners”), which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). Phoenix Investment Partners and its subsidiaries provide investment management services to institutional and private clients and to the life insurance subsidiaries of PNX.

The Adviser is responsible for the management of the Fund’s investment portfolio, subject to the overall control of the board of directors of the Fund.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser receives from the Fund a fee which is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets. For purposes of the foregoing calculation, “average weekly managed assets” are defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The investment advisory fees paid by the Fund under the Advisory Agreement totaled $2,462,255 in 2005, $2,532,808 in 2004 and $2,515,536 in 2003. A discussion regarding the basis for the directors’ approving the Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the twelve months ended December 31, 2005 as filed with the Securities and Exchange Commission on Form N-CSR on March 2, 2006 (No. 811-07358).

Under the terms of a service agreement among the Adviser, Phoenix Investment Partners and the Fund (the “Service Agreement”), Phoenix Investment Partners makes available to the Adviser the services, on a part-time basis, of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Adviser, for which Phoenix Investment Partners assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Investment Partners for any costs, direct or indirect, fairly attributable to the services performed and the facilities provided by Phoenix Investment Partners under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

Portfolio Management

A team of investment professionals employed by the Adviser is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of August 1, 2006, are as follows:

Daniel J. Petrisko, CFA has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), another closed-end utilities oriented fund. Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Senior Vice President of the Adviser since 1993 (Vice President 1987-1993), Secretary and a Senior Vice President of DNP since January 1995 (Treasurer from January 1995 to September 2002) and Secretary of DTF Tax-Free Income Inc. since May 2005. He is also a member of the portfolio management team of Phoenix Global Utilities Fund. Mr. Beittel concentrates his research on fixed-income securities and assists Mr. Petrisko in the management of the Fund’s investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the Fund.

Administrator

The Fund’s administrator is Princeton Administrators, L.P., P.O. Box 9095, Princeton, New Jersey 08523. Under the terms of an administration agreement (the “Administration Agreement”), the Administrator administers the Fund’s corporate affairs subject to the supervision of the Fund’s board of directors and in connection therewith furnishes the Fund with office facilities together with ordinary clerical and bookkeeping services. In connection with its administration of the corporate affairs of the Fund, the Administrator bears the following expenses: (a) the salaries and expenses of all personnel of the Administrator; and (b) all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund’s business, other than those assumed by the Fund. For its services, the Administrator receives from the Fund a fee computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, subject to a monthly minimum of $12,500. For purposes of such calculation, the “average weekly net assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (includes any liabilities in connection with financial leverage).

Expenses

The Fund is responsible for all expenses not paid by the Adviser or the Administrator, including brokerage fees.

Control Persons

The Fund does not consider that any person “controls” the Fund. No person is known by the Fund to own of record or beneficially five percent or more of any class of the Fund’s outstanding equity securities. For purposes of the preceding, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (3) a final adjudication that control exists under Section 2(a)(9) of the Investment Company Act.

DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used in this prospectus but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Articles Supplementary attached as Appendix A to the Statement of Additional Information.

General

The Preferred Shares will rank on a parity with the shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on matters on which Preferred Shares can be voted. The Preferred Shares, when issued, will be fully paid and non-assessable and will have no preemptive, conversion or cumulative voting rights. The Preferred Shares will not be convertible into common stock or any other capital stock of the Fund.

A preferred stock credit rating is a rating agency’s assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of Preferred Shares will be able to sell Preferred Shares in an auction or otherwise.

Dividends and Dividend Periods

The following is a general description of dividends and initial dividend periods. The initial dividend period for each series of Preferred Shares is as set forth below:

Series	Initial dividend period
Series T7	, 2006— , 2006
Series TH7	, 2006— , 2006

Any subsequent dividend periods will generally be seven days. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See “—Designation of Special Dividend Periods” below.

Dividend Payment Dates

Dividends on the Preferred Shares will be payable when, as and if declared by the board of directors, out of legally available funds in accordance with the Fund’s charter, the Articles Supplementary and applicable law. Dividends are scheduled to be paid for each series of Preferred Shares as follows:

Series	Initial dividend payment date	Subsequent dividend payment day
Series T7	, 2006	Wednesday
Series TH7	, 2006	Friday

If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Fund may specify different dividend payment dates for any special dividend period of more than seven dividend period days.

If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•	The dividend payment date for the affected dividend period will be the first business day thereafter on which the New York Stock Exchange is open for business or, if the New York Stock Exchange is closed for more than three consecutive business days for such reason, the first business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using reasonable best efforts;

•	The affected dividend period will end on the day it otherwise would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	The next dividend period will begin and end on the dates on which it otherwise would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

Dividends will be paid through The Depository Trust Company (the “Securities Depository”) on each dividend payment date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each dividend payment date to its members or participants (“Agent Members”) who are acting as agents for beneficial owners. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use such Broker-Dealer or that Broker-Dealer’s designee as Agent Member.

Calculation of Dividend Payments

The Fund computes the dividends per share payable on shares of each series of Preferred Shares by multiplying the applicable dividend rate for shares of such series by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Articles Supplementary are satisfied.

Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable dividend rate for the next succeeding dividend period and of the auction date of the next succeeding auction.

The dividend rate that results from an auction for each series of Preferred Shares will not be greater than the maximum dividend rate. The maximum dividend rate for any regular dividend period will be the higher of (i) the applicable percentage of the reference rate and (ii) the applicable spread plus the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below). The applicable percentage and the applicable spread for any regular dividend period will generally be determined based on the lower of the credit ratings assigned to the Preferred Shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and S&P do not make such rating available, the applicable percentage and the applicable spread will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the maximum dividend rate will be specified by the Fund in the notice of special dividend period for such dividend period, (2) the applicable percentage and the applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the U.S. Treasury Note Rate (for a dividend period of 365 days or more).

Moody’s	S&P	Applicable percentage	Applicable spread
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

Assuming the Fund maintains an AAA/Aaa rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum dividend rate is shown in the table below:

Reference rate	Maximum dividend rate using the applicable percentage of the reference rate	Maximum dividend rate using the applicable spread plus the reference rate	Method used to determine the maximum dividend rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

The applicable percentage and the applicable spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Fund’s board of directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount (as defined in this prospectus under “— Rating Agency Guidelines and Asset Coverage” below).

The Fund will take all reasonable action necessary to enable Moody’s and S&P to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody’s or S&P, the underwriter or its affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as substitute rating agencies.

The “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Articles Supplementary.

The “U.S. Treasury Note Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Articles Supplementary.

Effect of Failure to Pay Dividends in a Timely Manner

On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of the dividends due on that date. The Fund does not intend to establish any reserves for the payment of dividends. If the Fund fails to pay the auction agent the full amount of any dividend (whether or not earned or declared) for any series of Preferred Shares by 12:00 noon, New York City time, on any dividend payment date for shares of such series, but the Fund cures such failure and pays the required late charge before 12:00 noon, New York City time, on the third business day following the date the failure occurred, no auction will be held for that series of Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for such series of Preferred Shares for that subsequent dividend period will be the maximum dividend rate. The late charge will be computed by multiplying (A) 300% of the reference rate for the dividend period during which such failure to deposit occurs by (B) a fraction, the numerator of which will be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of Preferred Shares. However, if the Fund does not effect a timely cure or fails to pay the required late charge, no auction will be held for such series of Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, up to and including the dividend period during which the failure is cured and the late charge is paid, in each case no later than 12:00 noon, New York City time, on the fourth business day prior to the end of such dividend period), and the dividend rate for such series of Preferred Shares for each subsequent dividend period will be the maximum dividend rate determined as if the prevailing rating for such series of

Preferred Shares were below Baa3/BBB–. In the event the Fund fails to pay dividends in a timely manner during a special dividend period consisting of more than 364 days, the reference rate used to compute the late charge will be the reference rate applicable to a special dividend period (A) consisting of more than 182 days but fewer than 365 days and (B) commencing on the first day of the special dividend period during which such failure occurs.

Restrictions on Dividends and Other Distributions

Under the Investment Company Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem any Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions on or effecting purchases or redemptions of any class of its capital stock). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of any Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of any Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

While any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common stock. In addition, the Fund may not call for redemption or redeem any of its common stock. However, the Fund is not confined by the above restrictions if:

•	immediately after such transaction, the Discounted Value of the Fund’s portfolio would be equal to or greater than the Preferred Stock Basic Maintenance Amount and the Investment Company Act Preferred Stock Asset Coverage (see “—Rating Agency Guidelines and Asset Coverage” below);

•	full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of capital stock of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

The Fund may, under certain circumstances, designate a special dividend period for a particular series of Preferred Shares. Upon designating a special dividend period, the Fund will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding dividend period for the series of Preferred Shares be a number of days (greater than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special dividend period may be a number of days not evenly divisible by seven if all shares of the series of Preferred Shares are to be redeemed at the end of such special dividend period. The Fund may not request a special dividend period unless sufficient clearing bids for shares of such series were made in the most recent auction (that is, in general, the number of shares subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. Prior to declaring a special dividend period, the Fund will confirm that, as of the auction date next preceding the first day of such special dividend period, it has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount (as defined below). The Fund also intends to consult with the Broker-Dealers and provide notice to each rating agency which is then rating the Preferred Shares and so requires. A notice of special dividend period also will specify whether the Preferred Shares will be subject to optional redemption during such special dividend period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption. If the Fund proposes to designate any special dividend period, not fewer than 20 (or such lesser number of days as may be agreed from time to time by the auction agent and each Broker-Dealer) nor more than 30 business days prior to the first day of such special dividend period, notice shall be mailed to Holders of such series of Preferred Shares. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding special dividend period, specifying the special dividend period’s first day, and (B) that the Fund will by 11:00 A.M., New York City time, on the second business day next preceding the first day of such special dividend period, notify the auction agent, which will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such special dividend period, subject to the terms of any specific redemption provisions, or (y) its determination not to proceed with such special dividend period, in which latter event the succeeding dividend period shall be a minimum dividend period. No later than 11:00 A.M., New York City time, on the second business day next preceding the first day of any proposed special dividend period, the Fund shall deliver to the auction agent, which will promptly deliver to the Broker-Dealers, either: (i) a notice stating (A) that the Fund has determined to designate the next succeeding dividend period as a special dividend period, specifying the first and last days thereof, and (B) the terms of any specific redemption provisions; or (ii) a notice stating that the Fund has determined not to exercise its option to designate a special dividend period. If the Fund fails to deliver either such notice with respect to any designation of any proposed special dividend period to the auction agent by 11:00 A.M., New York City time, on the second business day next preceding the first day of such proposed special dividend period, the Fund shall be deemed to have delivered a notice to the auction agent with respect to such dividend period to the effect set forth in clause (ii) above, thereby resulting in a minimum dividend period. The

Fund must also have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed special dividend period will not adversely affect such rating agency’s then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially                     , must not have objected to the designation of a special dividend period.

Redemption

Mandatory Redemption.    The Fund is required to (a) maintain a Discounted Value of eligible portfolio securities equal to the Preferred Stock Basic Maintenance Amount, (b) maintain the Investment Company Act Preferred Stock Asset Coverage and (c) make timely filings with the auction agent and the paying agent relating to its compliance with the Preferred Stock Basic Maintenance Amount. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of any rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of directors specifies out of legally available funds in accordance with the charter, the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding shares of preferred stock of the Fund. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Stock Asset Coverage, as the case may be.

Optional redemption.    To the extent permitted under the Investment Company Act and Maryland law, the Fund, at its option and without the consent of the holders of the Preferred Shares, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the Investment Company Act or any other applicable law. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 300 Preferred Shares would remain outstanding after the redemption. The Fund has the authority to redeem Preferred Shares for any reason.

The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of Preferred Shares by reason of the redemption of the series of Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, a series of Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on all outstanding series of Preferred Shares, and any other outstanding preferred stock of the Fund, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of Preferred Shares made on the same terms to holders of all outstanding preferred stock of the Fund.

Notice of Redemption.    Any mandatory or optional redemption must be preceded by a notice of redemption, which must be mailed to the holders of the Preferred Shares to be redeemed not less than 20 nor more than 45 days prior to the date fixed for redemption.

Effect of Failure to Make Timely Payment of Redemption Price.    If the Fund fails to deposit with the auction agent, not later than 12:00 noon, New York City time, on the business day next preceding the date fixed for redemption, sufficient funds to pay the redemption price for any series of Preferred Shares as to which a notice of redemption has been mailed, such failure will have the same effect with respect to such series as a failure to make timely payment of dividends (see “– Dividends and Dividend Periods – Effect of Failure to Pay Dividends in a Timely Manner” above), except that the late charge will be computed by multiplying (A) 300% of the reference rate for the dividend period during which such failure to deposit occurs by (B) a fraction, the numerator of which will be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed. The foregoing will not apply to any failure by the Fund to pay the redemption price in respect of Preferred Shares called for redemption when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent is satisfied at the time or times and in the manner specified in such notice of redemption.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock, including the Preferred Shares, will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

•	the sale of all or substantially all the property or business of the Fund;

•	the merger or consolidation of the Fund into or with any other business trust or corporation; or

•	the merger or consolidation of any other business trust or corporation into or with the Fund.

Rating Agency Guidelines and Asset Coverage

The Fund is required under guidelines of Moody’s and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount. Moody’s and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of the holding’s value will not be included in the rating agency’s calculation of Discounted Value. The Moody’s and S&P guidelines do not impose any limitations on the percentage of the Fund’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. The amount of ineligible assets included in the Fund’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Stock Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred stock then outstanding (plus accrued and projected dividends), (b) the total principal of any senior debt of the Fund (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities of the Fund.

The Fund is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are stock, including the Preferred Shares (“Investment Company Act Preferred Stock Asset Coverage”). The Fund’s Investment Company Act Preferred Stock Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. Based on the composition of the portfolio of the Fund and market conditions as of June 30, 2006, the Investment Company Act Preferred Stock Asset Coverage with respect to all of the Fund’s preferred stock, and after giving pro forma effect to the retirement on that date of all of the CP Notes and the issuance on that date of all Preferred Shares offered hereby and to the deduction of related sales load and related offering costs estimated at $2,200,000 in the aggregate, would have been computed as follows:

Value of Fund assets less liabilities not constituting senior securities	=	$508,638,652	=	268%
Senior securities representing indebtedness plus liquidation value of preferred stock		$190,000,000

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Stock Basic Maintenance Amount or (b) the Investment Company Act Preferred Stock Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Fund will be required to redeem all or a portion of the Preferred Shares as described under “Redemption—Mandatory Redemption” above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The board of directors may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody’s and S&P by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency’s guidelines will apply to the Preferred Shares only so long as the rating agency is rating the Preferred Shares. The Fund will pay certain fees to Moody’s and S&P for rating the Preferred Shares.

Voting Rights

Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will be entitled to one vote per share of Preferred Shares and will vote together with holders of common stock and other preferred stock as a single class.

Holders of outstanding preferred stock, voting separately as one class, are entitled to elect two of the Fund’s directors. The remaining directors are elected by holders of the Fund’s common stock and preferred stock, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred stock are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred stock is that the number of directors constituting the board of directors will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock as described above, would constitute a majority of the board of directors. The holders of preferred stock will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred stock, the special voting rights stated above will cease, and the terms of office of the additional directors elected by the holders of preferred stock will automatically terminate.

As long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of preferred stock outstanding at the time (voting separately as one class):

(a)	authorize, create or issue, or increase the authorized or issued number of, any class or series of shares ranking prior to the Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; or

(b)	amend, alter or repeal the provisions of the charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Preferred Shares or the holders of Preferred Shares; provided that any increase in the amount of the authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Preferred Shares, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Fund not to satisfy the Investment Company Act Preferred Stock Asset Coverage requirements or the Preferred Stock Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the preferred stock is not required.

Unless a higher percentage is provided for under the charter, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock, including Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. The class vote of holders of shares of preferred stock, including Preferred Shares, described above will in each case be in addition to a separate vote of the requisite percentage of shares of common stock and shares of preferred stock, including Preferred Shares, necessary to authorize the action in question.

As defined in the Investment Company Act, a reorganization includes:

(a)	a reorganization under the supervision of a court of competent jurisdiction;

(b)	a merger or consolidation;

(c)	a sale of 75% or more in value of the assets of the Fund;

(d)	a restatement of the capital of the Fund, or an exchange of securities issued by the Fund for any of its own outstanding securities;

(e)	a voluntary dissolution or liquidation of the Fund;

(f)	a recapitalization or other procedure or transaction which has for its purpose the alteration, modification, or elimination of any of the rights, preferences, or privileges of any class of securities issued by the Fund, as provided in its charter or other instrument creating or defining such rights, preferences, and privileges;

(g)	an exchange of securities issued by the Fund for outstanding securities issued by another company or companies, preliminary to and for the purpose of effecting or consummating any of the foregoing; or

(h)	any exchange of securities by a company which is not an investment company for securities issued by the Fund.

Under Section 13(a) of the Investment Company Act, the vote of a majority of the Fund’s outstanding voting securities is required to authorize the Fund to:

(a)	convert from a closed-end to an open-end investment company;

(b)	borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except in each case in accordance with the recitals of policy contained in the Fund’s registration statement with respect thereto;

(c)	deviate from its policy in respect of concentration of investments in the public utilities industry as recited in its registration statement, deviate from any investment policy which is changeable only if authorized by shareholder vote, or deviate from any other policy identified as fundamental in its registration statement; or

(d)	change the nature of its business so as to cease to be an investment company.

The Fund’s charter requires the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund’s preferred stock, voting separately as a class, to approve any conversion of the Fund to an open-end investment company (in addition to the approval of a majority of the Fund’s directors, including a majority of the disinterested directors, and the approval of the holders of at least 75% of the outstanding shares of common stock).

The foregoing voting provisions will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, all Preferred Shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

General

The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable dividend rate for each series of Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Articles Supplementary included in the Statement of Additional Information for a more complete description of the auction process.

Auction Agency Agreement

The Fund will enter into an auction agency agreement (the “Auction Agency Agreement”) with the auction agent,                                              , which will provide, among other things, that the auction agent will follow the auction procedures to determine the applicable dividend rate for each series of Preferred Shares, so long as the applicable dividend rate for such series of Preferred Shares is to be based on the results of an auction.

The auction agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Pursuant to the Auction Agency Agreement, the Fund will indemnify the auction agent and its officers, directors, employees and agents against any loss, liability or expense incurred in connection with the auction agent’s exercise or performance of any of its duties under the Auction Agency Agreement or any Broker-Dealer Agreements (as defined below), except such as may result from the auction agent’s gross negligence or willful misconduct.

Broker-Dealer Agreements

Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers (“Broker-Dealer Agreements”) selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

Each Broker-Dealer is appointed on behalf of the Fund to serve as a dealer in the Preferred Shares and is authorized in a Broker-Dealer Agreement to solicit bids for the Preferred Shares from existing holders and potential holders. The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction. A Broker-Dealer may share a portion of such fees with other Broker-Dealers that submit, through such Broker-Dealer, orders that are filled in the auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days’ notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Bidding by Broker-Dealers

Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account, either as a bidder or a seller, in its sole discretion, and Broker-Dealers routinely do so in the auction rate securities market. If a Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction, and thus could determine the rate and size of its order so as to increase the likelihood that its order will be accepted in the auction and that the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the auction, a Broker-Dealer’s interests in conducting an auction may differ from those of existing holders and potential holders who participate in auctions. See “—Auction Dealer Fees” below. A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

Where a Broker-Dealer is the only Broker-Dealer appointed by the Fund to serve as Broker-Dealer in the auction, it would be the only Broker-Dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each Broker-Dealer may routinely place one or more bids in an auction for its own account to acquire Preferred Shares for its inventory, to prevent an “auction failure” (i.e., an auction where there are insufficient clearing bids), which would result in the applicable dividend rate being set at the maximum dividend rate, or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not fairly reflect the market for the Preferred Shares. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid inside the range of rates that it posts in its “price talk.” See “—Price Talk” below.

Bids by any Broker-Dealer are likely to affect (i) the applicable dividend rate, including preventing the applicable dividend rate from being set at the maximum dividend rate or otherwise causing bidders to receive a higher or lower dividend rate than they might have received had such Broker-Dealer not bid, and (ii) the allocation of the Preferred Shares being auctioned, including displacing some bidders who may have their bids rejected or be allocated fewer Preferred Shares than they would have received if such Broker-Dealer had not bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such bids in any particular auction to prevent an auction from failing or clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that any Broker-Dealer will do so or that auction failures will not occur.

In any particular auction, if all outstanding Preferred Shares are the subject of submitted hold orders, the applicable dividend rate for the next succeeding distribution period will be the all-hold rate (such a situation is called an “all-hold auction”). When an all-hold auction is likely, a Broker-Dealer may, but is not obligated to, advise its customers who are existing holders of that fact, which might facilitate the submission of bids by existing holders that would avoid the occurrence of an all-hold auction. If a Broker-Dealer holds any Preferred Shares for its own account on an auction date, such Broker-Dealer will submit a sell order into the auction with respect to such Preferred Shares, which would prevent such auction from being an all-hold auction. Such Broker-Dealer may, but is not obligated to, submit bids in that same auction, as set forth above.

Auction Dealer Fees

For many auction rate securities, Broker-Dealers are appointed by the issuers of the securities to serve as dealers for the related auctions and are paid by those issuers for its services. With respect to the Preferred Shares being sold in this offering, Broker-Dealers will be appointed to serve as dealers in the auctions pursuant to Broker-Dealer Agreements between the Auction Agent and each Broker-Dealer. The Broker-Dealer Agreements will provide that each Broker-Dealer will receive from the Fund, through the Auction Agent, auction dealer fees based on the principal amount of the Preferred Shares sold or successfully placed through that Broker-Dealer. As a result, a Broker-Dealer’s interests in conducting auctions may differ from those of investors who participate in auctions.

“Price Talk”

Before the start of an auction, each Broker-Dealer may, in its discretion, make available to its customers who are existing holders and potential holders of Preferred Shares such Broker-Dealer’s good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as “price talk.” Price talk is not a guarantee, and existing holders and potential holders are free to use it or ignore it. If a Broker-Dealer provides price talk, the Broker-Dealer will make the price talk available to its customers who are existing holders and potential holders. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. The Broker-Dealer will make any such changes available to its customers who are existing holders and potential holders that were given the original price talk.

“All-or-Nothing” Bids

Broker-Dealers do not accept “all-or-nothing” bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of Preferred Shares where there are not sufficient sell orders to fill all bids at the clearing dividend rate.

No Assurances Regarding Auction Outcomes

Broker-Dealers provide no assurances as to the outcome of any auction. Nor does any Broker-Dealer provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any Preferred Shares purchased or retained in the auction may be lower than the market rate for similar investments.

Under no circumstance will a Broker-Dealer agree before an auction to buy Preferred Shares from or sell Preferred Shares to a customer after the auction.

Deadlines/Auction Periods

Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the “auction submission deadline.” To provide sufficient time to process and submit customer bids to the auction agent before the auction submission deadline, each Broker-Dealer imposes an earlier deadline—called the “internal submission deadline”—by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow correction of clerical errors after the internal submission deadline and prior to the auction submission deadline. A Broker-Dealer may submit bids for its own account at any time until the auction submission deadline. After the auction submission deadline has passed, any bid that has been submitted by a Broker-Dealer to the auction agent, either on behalf of a beneficial owner or potential beneficial owner or for the Broker-Dealer’s own account, shall become irrevocable, except that the auction agent may allow for the correction of clerical errors after the auction submission deadline but prior to the announcement of the auction results.

Existing Holder’s Ability to Resell Auction Preferred Securities May Be Limited

Existing holders will be able to sell all of their Preferred Shares that are the subject of submitted sell orders only if there are bidders willing to purchase all of those Preferred Shares. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the Preferred Shares subject to such submitted sell orders. As discussed above (see “—Bidding by Broker-Dealers”), a Broker-Dealer may submit a bid in an auction to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the auction for its own account. Therefore, auction failures are possible, especially if the credit quality of the Preferred Shares were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid.

Between auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide existing holders the ability to resell Preferred Shares in the secondary market on the terms or at the times desired by an existing holder. Each Broker-Dealer may, in its own discretion, decide to buy or sell Preferred Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the par value of the Preferred Shares. However, a Broker-Dealer is not obligated to make a market in the Preferred Shares, and any Broker-Dealer who does make such a market may discontinue trading in the Preferred Shares without notice for any reason at any time. Existing holders who resell between auctions may receive less than par value, depending on market conditions.

The ability to resell the Preferred Shares (whether during or between auctions) will depend on various factors affecting the market for the Preferred Shares, including news relating to the Fund or the Adviser, the attractiveness of alternative investments, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Preferred Shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of Preferred Shares), reactions of market participants to regulatory actions (such as those described in “—Securities and Exchange Commission Settlement” below) or press reports, financial reporting cycles and market conditions generally. Demand for the Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent under the Auction Agency Agreement or of any Broker-Dealer under a

Broker-Dealer Agreement Could Affect the Ability to Hold Auctions

The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 60 days’ notice to the Fund. The effectiveness of the auction agent’s resignation in either case is not dependent on a replacement auction agent being in place, although so long as any Preferred Shares remain outstanding, the Fund is required to use its best efforts to enter into an agreement with a successor auction agent on substantially the same terms and conditions. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon 30 days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the Preferred Shares will be the maximum dividend rate.

Securities and Exchange Commission Settlement

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including             , that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, agreed to pay a civil money penalty of $            . In addition,             , without admitting or denying the Securities and Exchange Commission’s allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by                      to conduct the auction process in accordance with disclosed procedures.                      can offer no assurance as to how the settlement may affect the market for the Preferred Shares.

Auction Procedures

The following is a brief summary of the auction procedures for the Preferred Shares. They are described in the Statement of Additional Information in more detail.

Prior to the submission deadline on each auction date for a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares of such series may submit the following types of orders to that Broker-Dealer with respect to such Preferred Shares:

1.	Hold Order—indicating its desire to hold the indicated number of Preferred Shares without regard to the applicable rate for Preferred Shares of such series for the next dividend period.

2.	Bid—indicating its offer to sell the indicated number of shares at $25,000 per share if the applicable rate for Preferred Shares of such series for the next dividend period is less than the rate specified in the bid, and its desire to hold the indicated number of shares if the applicable rate for Preferred Shares of such series for the next dividend period is not less than the rate specified in the bid.

3.	Sell Order—indicating its offer to sell the indicated number of Preferred Shares at $25,000 per share without regard to the applicable rate for Preferred Shares of such series for the next dividend period.

A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares it holds. A beneficial owner of Preferred Shares that submits a bid to its Broker-Dealer having a rate higher than the maximum dividend rate for shares of the relevant series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of Preferred Shares that fails to submit an order to its Broker-Dealer with respect to its Preferred Shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of Preferred Shares fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special dividend period of more than seven days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner of Preferred Shares that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

A potential beneficial owner is a customer of a Broker-Dealer that either (i) is not a beneficial owner of Preferred Shares but wishes to purchase Preferred Shares or (ii) is a beneficial owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it irrevocably offers to purchase Preferred Shares at $25,000 per share if the applicable rate for

Preferred Shares of the relevant series for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum dividend rate for Preferred Shares of the relevant series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these Auction Procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated as an order placed with a Broker-Dealer by a beneficial owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that the Broker-Dealer is not an affiliate of the Fund.

There are sufficient clearing bids for Preferred Shares in an auction if the number of Preferred Shares subject to bids submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum dividend rate for shares of the relevant series is at least equal to or exceeds the sum of the number of Preferred Shares subject to sell orders and the number of Preferred Shares subject to bids specifying rates or spreads higher than the maximum dividend rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for Preferred Shares in an auction, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

If there are not sufficient clearing bids for such Preferred Shares, the applicable rate for shares of the relevant series for the next dividend period will be the maximum dividend rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be a seven-day dividend period and the applicable rate for that period will be 90% of the Reference Rate on the date of the applicable auction.

The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers’ Agent Members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series T7 Preferred Shares will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday; the auctions for Series TH7 Preferred Shares will normally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a particular series and three existing holders of such shares. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder	Goal	Action
Existing Holder A	Owns 500 shares, wants to sell all 500 shares if applicable dividend rate is less than 4.10%	Places bid order at 4.10% rate for all 500 shares

Existing Holder B	Owns 300 shares, wants to hold	Places hold order—will take the applicable dividend rate

Existing Holder C	Owns 200 shares, wants to sell all 200 shares if applicable dividend rate is less than 3.90%	Places bid order at 3.90% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.00%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.90%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.10%

The lowest dividend rate that will result in all 1,000 Preferred Shares in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable dividend rate for the next dividend period will be the applicable dividend rate determined on the previous auction date, unless such dividend period has been designated as a special dividend period, in which case such dividend period will be a regular seven-day dividend period with an applicable dividend rate equal to 90% of the reference rate applicable to such dividend period. However, if the New York Stock Exchange is closed for business for a period of three or fewer business days for any such reason, and the auction agent is able to conduct an auction in accordance with the auction procedures on or before the third business day following the originally scheduled auction date, the applicable dividend rate for the next dividend period will be the applicable dividend rate determined by such auction.

Secondary Market Trading and Transfers of Preferred Shares

The Broker-Dealers are expected to maintain a secondary trading market in the Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in the Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a Broker-Dealer; or

•	to such other persons as may be permitted by the Fund;

provided,	however, that:

•	a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker- Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

•	in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made advises the auction agent of such transfer.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund’s authorized capital stock consists of 600,000,000 shares of capital stock of all classes, $0.01 par value per share. The Fund’s charter authorizes the board of directors to classify or reclassify any unissued capital stock into one or more additional or other classes or series, consistent with applicable law, with such rights, terms and preferences as determined by the board or directors, without the approval of the holders of common stock. Until such time as the board of directors provides otherwise, all of the authorized shares of the Fund are designated as common stock. As of June 30, 2006, the Fund had 27,076,161 shares of outstanding common stock and no shares of outstanding preferred stock. In connection with the authorization of the Preferred Shares, the board of directors will classify 3,800 shares of authorized and unissued stock as Preferred Shares, Series T7, and 3,800 shares of authorized and unissued stock as Preferred Shares, Series TH7.

Description of Common Stock

Holders of common stock are entitled to dividends when and as declared by the board of directors, to one vote per share in the election of directors and other matters submitted to the shareholders (with no right of accumulation), and to equal rights per share in the event of liquidation. They have no preemptive rights. There are no redemption, conversion or sinking fund provisions. The shares are not liable to further calls or to assessment by the Fund.

Under the Fund’s dividend reinvestment plan common shareholders automatically, unless a shareholder elects otherwise, have all dividends and capital gains distributions paid on their common stock automatically reinvested by The Bank of New York, as agent for shareholders, in additional shares of common stock of the Fund. See “Dividend Reinvestment Plan” in the Statement of Additional Information for a description of the dividend reinvestment plan of the Fund.

Description of Preferred Stock

The Fund’s charter expressly grants authority to the board of directors to authorize the issue of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions, of such series. To date, no preferred stock other than the Preferred Shares offered by this prospectus have been issued or authorized for issuance.

Holders of the Preferred Shares are entitled to receive dividends before the holders of the common stock and are entitled to receive the liquidation value of their shares ($25,000 per share plus accumulated but unpaid dividends) before any distributions are made to the holders of the common stock, in the event the Fund is ever liquidated. Each share of preferred stock is entitled to one (1) vote per $25,000 of liquidation preference. The holders of the preferred stock have the right to elect two directors of the Fund at all times and to elect a majority of the directors if at any time dividends on the preferred stock are unpaid for two years. In addition to any approval by the holders of the shares of the Fund that might otherwise be required, the approval of the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, will be required under the Investment Company Act to adopt any plan of reorganization that would adversely affect the holders of preferred stock and to approve, among other things, changes in the Fund’s sub-classification as a closed-end investment company, changes in its investment objectives or changes in its fundamental investment restrictions.

Subject to certain restrictions, the Fund may, and under certain circumstances is required to, redeem all or a portion of the Preferred Shares at a price of $25,000 per share, in each case plus accumulated but unpaid dividends. The shares of preferred stock are not liable to further calls or to assessment by the Fund. There are no preemptive rights or sinking fund or conversion provisions.

Description of Borrowings

The Fund is authorized to borrow money on a secured or unsecured basis only when the Adviser believes such activities will benefit the common stockholders. However, the Fund’s ability to engage in Borrowings may be subject to certain restrictions imposed by guidelines of one or more rating agencies rating the Preferred Shares.

As of June 30, 2006, the Fund had $143,000,000 in principal amount of CP Notes outstanding with an amortized cost of $141,679,638. The CP Notes are generally sold on a discount basis, but may be sold on an interest-bearing basis. The average discount rate of CP Notes outstanding at June 30, 2006 was 5.18%. The CP Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of CP Notes outstanding changes from time to time. The average daily balance of CP Notes outstanding for the six months ended June 30, 2006 was $142,120,524 at a weighted average discount rate of 4.76%. The CP Notes are unsecured, general obligations of the Fund. The CP Notes currently hold the highest short-term debt rating from Moody’s and S&P.

To provide liquidity for the CP Note program, the Fund maintains an unsecured backup credit facility, which expires on December 11, 2006. The Fund is able to request loans under the credit facility of up to $75,000,000 at any one time, subject to certain restrictions. To date, the Fund has not made any Borrowings under the credit facility.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings are senior to those of the Fund’s shareholders, including the holders of Preferred Shares. In addition, the CP Notes and the backup credit facility contain customary restrictive financial covenants. Among other things, the Fund is required to maintain eligible portfolio property having a discounted value at least equal to the Fund’s liabilities. The Fund is also required to maintain total assets equal to at least 3.2 times its liabilities, and net assets (defined as total assets less liabilities other than senior securities representing indebtedness) equal to at least 3.2 times the value of its senior securities representing indebtedness. In addition, the Fund may not declare, pay or set apart for payment any dividend or other distribution in respect of its common or preferred stock, or call for redemption or redeem any of its common or preferred stock, when loans are outstanding under the credit facility, or when an event of default exists or would result under the credit facility.

The Fund intends to utilize a portion of the net proceeds of this offering to pay in full all amounts outstanding under the CP Notes, after which the Fund intends to discontinue its CP Note program and terminate the related backup credit facility.

Under the Investment Company Act, the Fund is not permitted to issue any senior securities representing indebtedness unless immediately after such issuance the Fund has an asset coverage of at least 300% of the aggregate principal amount of the Fund’s senior securities representing indebtedness. With respect to senior securities representing indebtedness, a 300% asset coverage means that the aggregate principal amount of such senior securities may not exceed 33 1/3% of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. Additionally, under the Investment Company Act, so long as the Fund has any senior securities representing indebtedness outstanding, it may not declare any dividend or other distribution upon its common or preferred stock, or purchase any such stock, unless the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% of the aggregate principal amount of the Fund’s senior securities representing indebtedness, after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, should the Fund incur any future Borrowings in the form of CP Notes, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for any such CP Notes issued by the Fund. Such restrictions may be more stringent than those imposed by the Investment Company Act.

The Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.

CERTAIN PROVISIONS IN THE CHARTER AND CERTAIN PROVISIONS OF MARYLAND LAW

Anti-Takeover Provisions in the Charter

The Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The board of directors is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office with or without cause only by vote of the holders of at least 75% of the shares of preferred stock or of common stock, as the case may be, entitled to be voted on the matter.

Anti-Takeover Provisions of Maryland Law

Maryland Business Combination Act

In addition, under the Fund’s Charter, the Fund has elected to be subject to provisions of the Maryland General Corporation Law regarding “business combinations”. Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity Securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

•	These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland control share acquisition statute described below do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the statute by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, would be subject to the Investment Company Act limitations discussed below.

The Maryland control share acquisition statute provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the Investment Company Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock . . . .” Therefore, the Fund is prevented by the Investment Company Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the Maryland control share acquisition statute conflicts with Section 18(i) of the Investment Company Act. One view is that implementation of the Maryland statute would conflict with the Investment Company Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Maryland statute would not conflict with the Investment Company Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. Because of this uncertainty, the Fund will not elect to be subject to the Maryland control share acquisition statute in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the Securities and Exchange Commission or a published interpretation by the Securities and Exchange Commission or its staff that the provisions of the Maryland statute are not inconsistent with the provisions of the Investment Company Act, or a change to the provisions of the Investment Company Act having the same effect.

Additionally, if the Fund elected to be subject to the Maryland Control Share Acquisition Act, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the Fund.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter of bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the board of directors that prohibits the corporation from electing to be subject to any or all of the provisions of the subtitle. At this time, we have not elected to be subject to any of these provisions. However, because our charter does not include a provision prohibiting us from electing to be subject to any of these provisions, our board of directors may make such an election at any time. Through provisions in our charter unrelated to Subtitle 8, we already have a classified board and require more than a two-thirds vote for the removal of directors.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time by an amendment to the charter. The charter provides that such an amendment that makes the common stock or any other class of capital stock a “redeemable security” (as defined in the Investment Company Act) would require the approval of (a) a majority of the directors, including, under the Investment Company Act, the approval by a majority of the directors who are not interested directors (as defined in the Investment Company Act) of the Fund, and (b) the holders of at least 75% of the outstanding shares of common stock and at least 75% of the outstanding shares of preferred stock, voting separately by class. If approved in the foregoing manner, conversion of the Fund could not occur until the later of (i) 90 days after the approval of such conversion and (ii) the next July 1 or January 1 (whichever is next to occur) following the date of the approval of such conversion by holders of the Fund’s common stock and would also require at least 30 days’ prior notice to all stockholders. Conversion of the Fund to an open-end investment company would require the redemption of all outstanding senior securities, which would eliminate the leveraged capital structure of the Fund with respect to the common stock. In the event of conversion, the shares of common stock would cease to be listed on the New York Stock Exchange or other national securities exchange or national market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common stock would be sold at net asset value plus a sales load. Following any such conversion, it also is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity and to comply with various state law restrictions not currently applicable to the Fund. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities, or other illiquid assets, or securities which are restricted as to resale. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

REPURCHASE OF COMMON STOCK

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund’s common stock may also trade at a discount to its net asset value, although it is possible that it may trade at a premium above net asset value. The market price of the Fund’s common stock is determined by such factors as relative demand for and supply of such common stock in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s common shareholders do not have the right to redeem their common stock, the Fund may take action to repurchase common stock in the open market or make tender offers for its common stock. This may have the effect of reducing any market discount from net asset value.

The board of directors of the Fund has established a policy to consider, on at least an annual basis, whether to make open market repurchases of and/or tender offers for shares of the Fund’s common stock to seek to reduce any market discount from net asset value that may exist. The board of directors will not consider such repurchases or tender offers unless, during the period of 12 calendar weeks prior to such consideration, shares of the Fund’s common stock have traded on the New York Stock Exchange at an average discount from net asset value of 3% or more, determined on the basis of the discount or premium, as the case may be as of the last trading day in each week during such period.

There is no assurance that the Fund will in fact effect repurchases of or tender offers for any of its shares of common stock. Moreover, there is no assurance that, if action is undertaken to repurchase or tender for shares of common stock, such action will result in the common stock trading at a price which approximates net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common stock, you should be aware that the acquisition of shares of common stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the Investment Company Act and the New York Stock Exchange.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a U.S. shareholder that acquires, holds and/or disposes of Preferred Shares. It reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, in each case as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the provisions of Subchapter M of the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The Fund intends to take the position that under present law the Preferred Shares constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitutes debt of the Fund. If this position were upheld, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. The following discussion assumes that the Preferred Shares are treated as stock.

Taxation of Shareholders

Distributions of any net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that the distributions constitute qualified dividend income). Distributions of the Fund’s net capital gain that are designated as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders.

Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder

(assuming the shares are held as capital assets). For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

Subject to certain conditions and limitations, including certain holding period requirements for the Fund and the shareholders under applicable U.S. federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the preferred stocks in other corporations held by the Fund, and the Fund may designate dividends paid by the Fund as eligible for the Dividends Received Deduction to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a regulated investment company. A corporation that owns common stock or preferred stock of the Fund generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

To the extent that the source of dividends or distributions with respect to the Preferred Shares is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Preferred Shares will be allowed a deduction equal to 70% of the dividends paid to it by the Fund that are designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid by the Fund during the following January. Accordingly, those dividends will be taxed to shareholders for the year in which that December 31 falls.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of stock, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class.

The Fund will designate income eligible for the Dividends Received Deduction to the common stock and Preferred Shares pro rata between dividend income that is eligible for the Dividends Received Deduction (and that constitutes qualified dividend income) and dividend income that is eligible for the Dividends Received Deduction (but does not constitute qualified dividend income). Dividend income that constitutes qualified dividend income (but is not eligible for the Dividends Received Deduction) and net capital gain will be designated to the common stock and the Preferred Shares on a pro rata basis among these classes.

If at any time when any Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Description of Preferred Shares—Dividends and Dividend Periods—Restrictions on Dividends and Other Distributions.” Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem all or a portion of the Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See “Description of Preferred Shares—Redemption.” There can be no assurance, however, that any such action would achieve that objective.

Under current law, the U.S. federal income tax rate on long-term capital gains recognized by individuals is 15% (or 5% for individuals in the 10% or 15% tax brackets) and by corporations is 35%. “Qualified dividend income” received by individuals from certain corporations also is taxed at this reduced tax rate. Qualified dividend income received by corporations is taxed at ordinary income tax rates to the extent it is not eligible for and reduced by the Dividends Received Deduction. Fund distributions designated as capital gain dividends, if any, should be eligible for the reduced rates applicable to long-term capital gains for individuals. Ordinary income dividends paid by the Fund will be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund’s dividends are attributable to qualified dividend income received by the Fund and to the extent that the Fund designates such portion as qualified dividend income. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The reduced rates apply only if certain holding period requirements described below are satisfied by the shareholder as well. We cannot assure you as to what percentage of the dividends paid on the Preferred Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which, as discussed above, are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

A dividend will not be treated as qualified dividend income if any of the following criteria are satisfied with respect to either the Fund or the shareholder: (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. In the case of securities lending transactions, payments in lieu of dividends are not treated as qualified dividend income.

These special rules relating to the taxation of the Fund’s ordinary income dividends as qualified dividend income generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Since less than 50% of the value of the Fund’s total assets at the close of its taxable year will consist of securities of foreign corporations, no foreign tax credit with respect to any foreign taxes paid by the Fund will pass through to its shareholders.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sales of Preferred Shares

The sale of Preferred Shares (including transfers in connection with a redemption or repurchase of Preferred Shares treated as a sale or exchange) will be a taxable transaction for U.S. federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount of cash (plus the fair market value of any property received) and the holder’s adjusted tax basis in the Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the Preferred Shares have been held for more than one year. The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). The maximum tax rate applicable to net capital gains recognized by a corporate taxpayer is 35%. Any loss realized on a disposition of Preferred Shares held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain dividends received with respect to those Preferred Shares. A shareholder’s holding period for Preferred Shares is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent those Preferred Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Preferred Shares. In that event, the basis of the replacement Preferred Shares will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

The Fund is required to withhold a percentage of all ordinary income dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such “backup withholding” from ordinary income dividends and capital gain dividends is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences of investing in the Preferred Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as foreign investors. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated     , 2006 (the “Purchase Agreement”), each underwriter named below, for which                  is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

Underwriter	Number of Preferred Shares

Total

The Purchase Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the Preferred Shares by Moody’s and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares sold if they purchase any of the Preferred Shares. In the Purchase Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not to exceed $             per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the Preferred Shares. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in this offering on or before             , 2006.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under “The Auction” and in the SAI.

The principal business address of                                                   is                     .

The settlement date for the purchase of the Preferred Shares will be                 , 2006, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

The Fund’s custodian is The Bank of New York, Church Street Station, Post Office Box 11258, New York, New York 10286. The transfer agent and dividend disbursing agent for the Fund’s common and preferred stock is The Bank of New York, Church Street Station, P.O. Box 11258, New York, New York 10286. The Fund’s auction agent is The Bank of New York, Church Street Station, P.O. Box 11258, New York, New York 10286.

LEGAL OPINIONS

Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the Underwriter by                         , New York, New York. DLA Piper Rudnick Gray Cary US LLP, Baltimore, Maryland, will opine on certain matters pertaining to Maryland law. Mayer, Brown, Rowe & Maw LLP and                              may rely as to certain matters of Maryland law on the opinion of DLA Piper Rudnick Gray Cary US LLP.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549, and at the Securities and Exchange Commission’s Northeast Regional Office, 233 Broadway, New York, New York 10279. Reports, proxy statements and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

This prospectus does not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the Preferred Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Exchange Act.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

$190,000,000

Duff & Phelps Utility and Corporate Bond Trust

[Logo]

Preferred Shares

3,800 Shares, Series T7

3,800 Shares, Series TH7

Liquidation Preference $25,000 Per Share

Prospectus

                            , 2006

                    , 2006

STATEMENT OF ADDITIONAL INFORMATION

Duff & Phelps Utility and Corporate Bond Trust Inc.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

(312) 541-5555

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Duff & Phelps Utility and Corporate Bond Trust Inc., dated                     , 2006 as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (312) 541-5555.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

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INVESTMENT POLICIES, TECHNIQUES AND RESTRICTIONS

The Fund’s investment objective is high current income consistent with investing in securities of investment grade quality. The foregoing investment objective is fundamental and may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of income securities consisting of debt securities and preferred stock of companies in the public utility industry and other corporate issuers, mortgage-backed securities and asset-backed securities. In normal market conditions, at least 80% of the Fund’s total assets will be invested, in the aggregate, in debt securities and preferred stock of companies in the public utility industry and corporate income securities (including corporate mortgage-backed securities) consisting of preferred stock, bonds, debentures or other debt securities and at least 25% of the Fund’s total assets will be invested in debt securities and preferred stock of companies in the public utility industry.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund that may be changed only with approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class:

The Fund may not:

(1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or other regulated investment companies;

(2) issue senior securities, as defined in the Investment Company Act, other than (a) senior securities consisting of indebtedness not in excess of 33 1/3% of its total assets over any items discussed in clause (c) below and (b) preferred stock not in excess of the excess of 50% of its total assets over any items described in clause (c) below that are outstanding, provided that (c) the Fund may borrow money including on margin if margin securities are owned and through the entering into of reverse repurchase agreements and dollar rolls not in excess of 33 1/3% of its total assets; provided, however, that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and provided further that the Fund’s obligations under interest rate swaps, reverse repurchase agreements, dollar rolls, when issued, delayed delivery and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; the Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies; for purposes of clauses (a), (b) and (c) above the term “total assets” includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this item (2);

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of securities consistent with the Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own capital stock the Fund may be deemed to be an underwriter;

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(5) invest for the purpose of exercising control over any issuer except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control;

(6) purchase or sell real estate or interests therein other than portfolio securities secured by real estate or interests therein and except to the extent the Fund exercises its rights under agreements relating to such portfolio securities (in which case the Fund may liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage);

(7) make any short sale of securities except short sales “against the box”; and

(8) purchase or sell commodities or commodity contracts, except to the extent the portfolio securities the Fund may invest in are considered to be interests in commodities or commodity contracts and except to the extent that the financial futures, related options or other risk management instruments the Fund may invest in are considered to be commodities or commodities contracts.

Additional Nonfundamental Restrictions

All other investment policies or practices other than the Fund’s investment objective and the restrictions listed above under “—Fundamental Investment Restrictions” are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

It is a nonfundamental investment restriction of the Fund that the Fund will not invest 25% or more of its total assets in corporate mortgage-backed securities.

Other Significant Investment Policies

The following are other significant investment policies and restrictions of the Fund, which may be changed by the board of directors without the approval of the Fund’s shareholders.

Rating Agency Guidelines.    Upon issuance of the Preferred Shares, the Fund’s preferred stock will be rated by Moody’s and S&P, nationally recognized statistical rating organizations, which issue ratings for various securities reflecting the perceived creditworthiness of those securities. The Fund intends that, so long as shares of its preferred stock are outstanding, the composition of its portfolio will reflect guidelines established by the foregoing rating organizations in connection with the Fund’s receipt of the highest rating for its preferred stock from at least two of such rating organizations.

Foreign securities.    The Fund may invest up to 5% of its assets in foreign currency denominated securities issued by non-U.S. issuers.

Percentage Restrictions

The Fund’s investment policies, techniques and restrictions that are set forth in the prospectus or this Statement of Additional Information may contain percentage restrictions with respect to the amount of the Fund’s assets that may be invested in a given manner. If any such percentage restriction is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

Strategic Transactions

The prospectus includes a summary of various types of Strategic Transactions that the Fund may, but is not required to, utilize to hedge various market risks (such as interest rates and currency exchange rates) to

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manage the effective maturity or duration of securities or portfolios or to enhance potential gain. The following is a more detailed description of the types of Strategic Transactions that the Fund is permitted to utilize, including certain risks entailed by the use of those techniques.

Options.    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as The Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options,

4

which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank in New York as “primary dealers,” broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of “A-1” from S&P or “P-1” from Moody’s or any equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”).

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be “covered” or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

The Fund may purchase and sell put options that relate to U.S. Government securities, Mortgage-Backed Securities, foreign sovereign debt, corporate debt securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures.    The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

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The Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices.    The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions.    The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated “A-1” by S&P or “P-1” by Moody’s, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

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The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

Risks of Currency Transactions.    Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or Funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions.    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars.    Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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The Fund may enter into swaps, caps, floors or collars on either an asset-based on liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least “A” by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments.    The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. The staff of the Securities and Exchange Commission currently considers Eurodollar instruments to be foreign securities. Although the Fund does not believe that Eurodollar securities are foreign securities, the Fund’s investment in Eurodollar securities will be subject to the 10% limitation in foreign securities.

Risks of Strategic Transactions Outside the United States.    When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.    Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

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Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade assets equal to the amount of the Fund’s obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based future contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a future or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

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MANAGEMENT OF THE FUND

Directors and Officers

Set forth below are the names and certain biographical information about the directors and officers of the Fund. Except as indicated in the table, directors are elected by the holders of the Fund’s common stock. The officers are elected at the annual meeting of the board of directors of the Fund.

Name, Address and Age	Position(s) Held with the Fund, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director/Officer
Independent Directors

E. Virgil Conway(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 77	Director since 1995. Term expires in 2007	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001; Vice Chairman, Metropolitan Transportation Authority, 1995-2001; Chairman, Financial Accounting Standards Advisory Council, 1992-1995; Chairman, Harlem Youth Development Foundation, 1987-2002; Chairman, New York Housing Partnership Development Corp. 1981-2003; Director, Realty Foundation of New York since 1972; Honorary Director, Josiah Macy, Jr. Foundation; Trustee Emeritus, Pace University; Trustee Emeritus, Colgate University	53	Director, DTF Tax-Free Income Inc. (“DTF”) since 1995; Director, Urstadt Biddle Properties Inc. (real estate investment trust); Trustee, Consolidated Edison Company of New York, Inc., 1970-2002; Director, Consolidated Edison, Inc., 1997-2002; Director, Union Pacific Corporation, 1978-2002; Chairman and Director, Trism, Inc. (transportation company); Trustee, Atlantic Mutual Insurance Company, 1974-2002; Director, Centennial Insurance Company, 1974-2002; Director, Accuhealth, Inc. (home injection firm) 1994-2002

Harry Dalzell-Payne(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 77	Director since 1996. Term expires in 2007	Currently retired. Formerly a Major General of the British Army	53	Director, DTF since 1996

Francis E. Jeffries(1) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 75	Director since November 1992. Term expires in 2008. Chairman since February 2004 (President January 2000-February 2004)	Chairman of the Board, DTF since September 1991 (President, January 2000-February 2004), Chairman of the Board of DNP Select Income Fund Inc. (“DNP”) since May 2005 (Vice Chairman, April 2004-May 2005); Chairman, Phoenix Investment Partners, Ltd. November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of the Adviser 1988-1993	54	Director, DTF since 1991; Director, DNP since 1987

10

Name, Address and Age	Position(s) Held with the Fund, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director/Officer
Nancy Lampton(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 63	Director since 2005. Term expires in 2009	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, DTF since 2005; Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non- proliferative fuel for nuclear energy needs); Vice Chairman of DNP since February 2006

Geraldine M. McNamara(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 55	Director since 2003. Term expires in 2008	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	53	Director, DTF since 2003

Eileen A. Moran(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 51	Director since 1996. Term expires in 2009	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	2	Director, DTF since 1996

Carl F. Pollard c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 68	Director since May 2006. Term expires in 2007	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Director, DTF since May 2006; Director, DNP since 2002; Chairman of the Board and Director, Churchill Downs Incorporated

David J. Vitale(1)(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 60	Director since 2005. Term expires in 2009	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc., March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, DTF since 2005; Director, DNP since 2000; Director, UAL Corporation (airline Holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, Inc., Ark Investment Management and Wheels, Inc. (automobile fleet management)

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Name, Address and Age	Position(s) Held with the Fund, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director/Officer
Interested Director

Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, Illinois 60603 Age: 59	Director since 1996. Term expires in 2008	Retired investment management executive since 2004. Consultant to Phoenix Investment Partners, Ltd., 2002-2004; Chief Executive Officer of Phoenix Investment Partners, Ltd., 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002; Executive Vice President, Investments, Phoenix Life Insurance Company, 1988-2002 (Director 1994-2002); Director, Phoenix Investment Management Company, 2001-2002; Director, Aberdeen Asset Management plc, 1986-2002; Chairman, Phoenix Investment Counsel, Inc. 1995-2002 (Director 1983-2002); Chairman, Phoenix Equity Planning Corporation, 1990-2002 (Director 1984-2002, President 1990-2000); Chairman and Chief Executive Officer, Phoenix/Zweig Advisers, 1999-2002; Director and Executive Vice President, Phoenix Life and Annuity Company, 1996-2002; Director and Executive Vice President, PHL Variable Insurance Company, 1995-2002; Director, Phoenix National Fund Company, 1996-2002; Director, W.S. Griffith Securities Inc. 1992-2002; Director and Vice President, PM Holdings, Inc. 1985-2002	75	Director, DTF since 1996; Director, PXRE Group Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

(1)	Member of the executive committee of the board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings. The executive committee did not meet during 2005.
(2)	Member of the audit committee of the board of directors, which makes recommendations regarding the selection of the Fund’s independent public accountants and meets with representatives of the accountants to determine the scope of and review the results of each audit. The audit committee met twice during 2005.
(3)	Member of the nominating and governance committee of the board of directors, which selects nominees for election as directors, recommends individuals to be appointed by the board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and board administration matters. The nominating and governance committee met twice during 2005. The committee will consider nominees recommended by shareholders. Shareholders wishing to recommend candidates to the committee should submit such recommendations to the Secretary of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Secretary of the Fund will forward the recommendations to the nominating and governance committee for consideration.

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Fund

Nathan I. Partain 55 East Monroe Street Chicago, Illinois 60603 Age: 49	President and Chief Executive Officer	President and Chief Executive Officer since February 2004.	President and Chief Executive Officer of DTF since February 2004; President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since January 1998, Executive Vice President April 1998-February 2001, Senior Vice President January 1997-April 1998, Assistant Secretary January 1997-February 2001); President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President January 1997-April 2005); Director of Utility Research, Duff & Phelps Investment Research Co., 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation since 1993

Daniel J. Petrisko 55 East Monroe Street Chicago, Illinois 60603 Age: 45	Chief Investment Officer and Vice President	Chief Investment Officer since 2004, Vice President since 2000, and Portfolio Manager 2002-2004.	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

T. Brooks Beittel 55 East Monroe Street Chicago, Illinois 60603 Age: 56	Secretary	Secretary since 2005.	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary of the DTF since May 2005; Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002)

Alan M. Meder 55 East Monroe Street Chicago, Illinois 60603 Age: 46	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary	Treasurer since 2000, Principal Financial and Accounting Officer since 2002, Assistant Secretary since 2002.	Senior Vice President of the Adviser since January 1994; Treasurer of DTF since 2000, Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DTF since 2002

Joyce B. Riegel 55 East Monroe Street Chicago, Illinois 60603 Age: 51	Chief Compliance Officer	Chief Compliance Officer since 2003	Chief Compliance Officer, DTF since August 2003; Chief Compliance Officer of DNP since 2004; Senior Vice President and Chief Compliance Officer of the Adviser since 2004; Vice President and Compliance Officer of the Adviser 2002-2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC January 2001-August 2002; Vice President and Compliance Officer, Stein Roe & Farnham Incorporated July 1996-December 2000

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The following table provides certain information relating to the equity securities beneficially owned, as of December 31, 2005, by each director (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
Independent Directors
E. Virgil Conway	$50,001-$100,000	$50,001-$100,000
Harry Dalzell-Payne	None	None
Francis E. Jeffries	Over $100,000	Over $100,000
Nancy Lampton	$10,001-$50,000	$10,001-$50,000
Geraldine M. McNamara	$10,001-$50,000	$10,001-$50,000
Eileen A. Moran	$50,001-$100,000	$50,001-$100,000
Carl F. Pollard(1)	—	Over $100,000
David J. Vitale	None	$50,001-$100,000
Interested Director
Philip R. McLoughlin	$1-$10,000	$1-$10,000

(1)	Mr. Pollard was first elected to the board of directors of the Fund on May 11, 2006 and therefore was not a director of the Fund as of December 31, 2005. Subsequent to December 31, 2005 and prior to his election as a director, he purchased securities in the Fund in the dollar range of $50,001 to $100,000.

As of December 31, 2005, none of the directors of the Fund, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

As of December 31, 2005, the officers and directors of the Fund owned in the aggregate less than 1% of the Fund’s outstanding capital stock.

The following table shows the compensation paid by the Fund and the Fund Complex to the Fund’s current directors during 2005:

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from the Fund(2)	Total Compensation from the Fund and the Fund Complex(3)
Independent Directors
E. Virgil Conway	$25,500	$159,250
Harry Dalzell-Payne	25,500	153,500
Francis E. Jeffries	25,125	197,393
Nancy Lampton	15,934	76,901
Geraldine M. McNamara	25,500	154,750
Eileen A. Moran	26,984	48,734
Carl F. Pollard(4)	—	47,000
David J. Vitale	14,434	70,901
Interested Director
Philip R. McLoughlin	19,500	283,000

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(1)	Each director who is an “affiliated person” of the Adviser (within the meaning of Section 2(a)(3) of the Investment Company Act) by reason of being a full-time employee of the Adviser or any of its affiliates receives no compensation from the Fund for acting as a director. Each of the other directors is paid the following amounts for serving as a director: (i) an annual fee of $24,000, representing a combined retainer for directorships held by such person for each of the Fund and DTF (which amount is allocated between the Fund and DTF, with $16,000 of such annual fee being allocated to the Fund and $8,000 of such annual fee being allocated to DTF); (ii) an additional $4,000 to any director who serves as a chairman of a committee of a Fund’s board of directors; (iii) an attendance fee of $1,500 per board meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses incurred by such directors in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee from each of the Fund and DTF for serving as chairman of the board of directors. The Funds do not have a pension or retirement plan applicable to directors or officers of the Funds.
(2)	The amounts shown are for the Fund’s fiscal year ended December 31, 2005. The Fund has adopted a deferred compensation plan for its directors who are not “affiliated persons” of the Adviser or any of its affiliates. Pursuant to the Fund’s deferred compensation plan, for the fiscal year ended in 2005, Ms. McNamara deferred compensation of $12,750. Since January 1, 2005, directors participating in the plan have the ability to allocate their deferred Fund compensation among various investment options, one of which is common stock of the Fund. Prior to January 1, 2005, all deferred Fund compensation earned a rate of return determined by reference to the return on Fund common stock. The obligation to make payouts to directors with respect to Fund compensation deferred since January 1, 2005 is a general obligation of Phoenix Investment Partners, Ltd. The obligation to make payouts to directors with respect to Fund compensation deferred prior to January 1, 2005 is a general obligation of the Fund.
(3)	The Fund Complex includes all funds that are advised by the Adviser or other affiliates of Phoenix Investment Partners, Ltd. The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2005. The number of portfolios in the Fund Complex overseen by each director (or to be overseen by each director nominee) is set forth in the biographical information table on pages 10 to 15 above, except that Ms. Moran oversaw 53 portfolios for a portion of the year 2005.
(4)	Mr. Pollard was first elected to the board of directors of the Fund on May 11, 2006 and therefore did not receive compensation from the Fund during the year ended December 31, 2005.

Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

The following table provides information as of December 31, 2005 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund identified in the Fund’s prospectus. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the Phoenix fund complex or other similar accounts. As of December 31, 2005, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel J. Petrisko	1	$3,310.1	0	—	8	$1,224.9
T. Brooks Beittel	2	$3,324.8	0	—	0	—

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(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

The following is a description of the compensation structure, as of December 31, 2005, of the Fund’s portfolio managers identified in the Fund’s prospectus. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Each portfolio manager is paid a fixed base salary, which is determined by Phoenix Investment Partners, Ltd. and is designed to be competitive in light of the individual’s experience and responsibilities. The management of Phoenix Investment Partners, Ltd. uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component. In the case of Mr. Petrisko, his performance component is based in part on the Fund and DNP achieving and/or exceeding income targets underlying their ability to pay common stock dividends, and in part on the performance of the Fund and other managed accounts relative to their respective benchmarks. The benchmark used for the Fund is the Lipper General Bond Funds Average. Because Mr. Beittel’s primary responsibility relates to DNP, his performance component is based in part on DNP achieving and/or exceeding income targets underlying its ability to pay common stock dividends, and in part on DNP’s performance relative to a composite of the Standard & Poor’s Utilities Index and the Lehman Brothers Utility Bond Index reflecting the stock and bond ratio of DNP. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: 75% of the incentive bonus is based on the pre-tax performance of the Fund and/or DNP, as measured by earnings per share and total return over a one-year period, and 25% of the incentive bonus is based in the overall pre-tax profitability and investment return of The Phoenix Companies, Inc. (“PNX”), the ultimate parent of Phoenix Investment Partners, Ltd. and the Adviser, over a one-year period. For the year 2005, the Fund’s portfolio managers were guaranteed that they would receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.

Finally, portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the PNX board of directors. As of December 31, 2005, no portfolio manager of the Fund had received awards under the PNX restricted stock units long-term incentive plan.

Highly compensated individuals are eligible to participate in a long-term incentive plan to defer their compensation and realize tax benefits. Compensation under the long-term incentive plan is payable in restricted stock units of PNX, which vest over three years.

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Portfolio managers are also eligible to participate in broad-based plans offered generally to the employees of the Adviser and other affiliates of Phoenix Investment Partners, Ltd., including broad-based retirement, 401(k), health and other employee benefit plans.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2005, by each of the portfolio managers identified in the Fund’s prospectus.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Petrisko	None
T. Brooks Beittel	None

Proxy Voting Policies

Although the Fund does not typically hold voting securities, the board of directors of the Fund has adopted proxy voting procedures whereby the Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the board of directors. The following is a summary description of those policies and procedures, the full text of which is available by request from the Adviser.

Subject to the right of the board of directors to give the Adviser written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to the Adviser. The Adviser may delegate its proxy voting responsibilities to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to compliance with these policies and procedures.

It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

The Adviser will generally vote in favor of management recommendations on routine matters. The Adviser will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a case-by-case basis, taking into account factors appropriate to each such matter. The Adviser will generally vote against shareholder proposals on social issues, except where the Adviser determines that a different position would be in the clear economic interests of the Fund and its shareholders. The Adviser may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In exercising its voting discretion, the Adviser will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Adviser will notify the board of directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists, indicating how the Adviser proposes to vote on the matter and its reasons for doing so. The board of directors may decide to (i) vote pursuant to the recommendation of the delegate, (ii) abstain from voting or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services. The Adviser may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the board of directors or its duly authorized representative.

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Information on how proxies relating to the Fund’s voting securities were voted (if any) by the Adviser during the most recent 12-month period ended June 30th is available, without charge, upon request, by calling the Adviser collect at (312) 541-5555 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Code of Ethics

Each of the Fund and the Adviser has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by the Adviser’s compliance officer. The codes also contain certain reporting requirements and compliance procedures. The codes can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes are also available at the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. The Securities and Exchange Commission file number for documents filed by the Fund under the Investment Company Act is 811-7358.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their

18

own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

Neither the Fund nor the Adviser, during the last fiscal year, pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker or brokers because of research services.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including the Adviser, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by the Adviser. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the directors of the Fund that the benefits received from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The Fund did not pay any brokerage commissions during 2005, 2004 or 2003 because the securities held by the Fund during such times did not trade on commission.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General Securities Depository

The Depository Trust Company (“DTC”) will act as the Securities Depository with respect to each series of Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund’s directors, as

19

described under “Description of Preferred Shares—Voting Rights” in the prospectus, Cede & Co. will be the holder of record of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent’s registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary Market Trading and Transfers of Preferred Shares” in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

The auction agent after each auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of  1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

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Orders by Existing Holders and Potential Holders

On or prior to the 1:00 p.m., New York City time, on each auction date, or such other time on the auction date specified by the Auction Agent (the “Submission Deadline”) on each auction date for shares of a series of Preferred Shares:

(a) each beneficial owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

(i) “Hold Order”: indicating the number of outstanding shares, if any, of such series that such beneficial owner desires to continue to hold without regard to the applicable rate for shares of such series for the next succeeding dividend period of such shares;

(ii) “Bid”: indicating the number of outstanding shares, if any, of such series that such beneficial owner irrevocably offers to sell at $25,000 per share if the applicable rate for such shares of such series for the next succeeding dividend period of such shares is less than the rate per annum specified by such beneficial owner in such Bid, or desires to continue to hold if the applicable rate for such shares of such series for the next succeeding dividend period of such shares is not less than the rate per annum specified by such beneficial owner in such Bid; and/or

(iii) “Sell Order”: indicating the number of outstanding shares, if any, of such series that such beneficial owner irrevocably offers to sell at $25,000 per share without regard to the applicable rate for shares of such series for the next succeeding dividend period of such shares; and

(b) Broker-Dealers will contact customers who are potential beneficial owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they irrevocably offer to purchase at $25,000 per share if the applicable rate for shares of such series for the next succeeding dividend period of such series is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an “Order” and collectively as “Orders.” A beneficial owner or a potential beneficial owner placing an Order with its Broker-Dealer is herein referred to as a “Bidder” and collectively as “Bidders.” The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an “Order” and collectively as “Orders,” and an existing holder or potential holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a “Bidder” and collectively as “Bidders.”

Neither the Fund nor an affiliate may submit an Order in any auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an auction, but only if such Orders are not for its own account.

Submission of Orders by Broker-Dealers to Auction Agent

Prior to 1:00 p.m., New York City time, on each auction date, or such other time on the auction date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such auction date, designating itself (unless otherwise permitted by the Fund) as the existing holder or potential holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. After the Submission Deadline has passed, any Order that has been submitted by a Broker-Dealer to the Auction Agent, either on behalf of a beneficial owner or potential beneficial owner or for the Broker-Dealer’s own account, shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement of the auction results.

If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

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If one or more Orders of an existing holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding Preferred Shares of a series subject to an auction held by such existing holder, such Orders will be considered valid in the following order of priority:

(a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of outstanding shares of such series held by such existing holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of outstanding shares of such series held by such existing holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of outstanding shares held by such existing holder;

(b)

(i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of outstanding shares of such series held by such existing holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

(ii) subject to subclause (i), if more than one Bid of an existing holder for shares of such series is submitted to the Auction Agent with the same rate and the number of outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

(iii) subject to subclauses (i) and (ii), if more than one Bid of an existing holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(iv) in any such event, the number, if any, of such outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a potential holder at the rate specified therein; and

(c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of outstanding shares of such series held by such existing holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above; provided, however, that if more than one Sell Order is submitted by such existing holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of Preferred Shares equal to such excess.

If more than one Bid of a potential holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any potential holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such Series therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Dividend Rate

Not earlier than the Submission Deadline on each auction date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and will determine the excess of the number of

22

outstanding shares of such series over the number of outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the “Available Preferred Shares”) and whether Sufficient Clearing Bids have been made in the Auction. “Sufficient Clearing Bids” will have been made if the number of outstanding shares of such series that are the subject of Submitted Bids of potential holders specifying rates not higher than the maximum dividend rate for all dividend periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of existing holders specifying rates higher than the maximum dividend rate).

If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the “Winning Bid Rate”) for shares of such series which, taking into account the rates in the Submitted Bids of existing holders, would result in existing holders continuing to hold an aggregate number of outstanding shares of such series which, when added to the number of outstanding shares of such Series to be purchased by potential holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the “Applicable Dividend Rate” (with the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any initial dividend period or subsequent dividend period thereof being herein referred to as the “Applicable Dividend Rate” for shares of such series) for the next dividend period for all shares of such series.

If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Dividend Rate for the next dividend period for all shares of such series will be equal to the maximum dividend rate. If Sufficient Clearing Bids have not been made, beneficial owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next dividend period. See “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below.

If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Dividend Rate for all shares of such series for the next succeeding dividend period shall be the “all-hold” rate, which is 90% of the reference rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

Based on the determinations made under “—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Dividend Rate” above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the auction procedures for conducting auctions set forth in the Articles Supplementary, with the result that existing holders and potential holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. existing holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

(a) Each existing holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

(b) Each existing holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of such series subject to such Submitted Bid;

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(c) Each potential holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

(d) Each existing holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares (“remaining shares”) in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each existing holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding Preferred Shares subject to all such Submitted Bids of such existing holders; and

(e) Each potential holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding Preferred Shares subject to all such Submitted Bids.

If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all outstanding shares of such series are subject to Submitted Hold Orders):

(a) Each existing holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the maximum dividend rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

(b) Each potential holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the maximum dividend rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

(c) Each existing holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the maximum dividend rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any existing holder would be entitled or required to sell, or any potential holder would be entitled or required to purchase, a fraction of a Preferred Share of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such auction date so that the number of shares of such series sold or purchased by each existing holder or potential holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any potential holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among potential holders so that only whole shares of such series are purchased by any such potential holder, even if such allocation results in one or more of such potential holders not purchasing shares of such series.

Notification of Results; Settlement

The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Dividend Rate for the next dividend period and, if the Order was a Bid or Sell Order, whether such

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Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:30 p.m., New York City time, on each auction date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Dividend Rate for the next dividend period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the auction to give instructions to its Agent Member of the Securities.

The Securities Depository will pay the purchase price against delivery of such shares or will deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of existing holders to be maintained by the Auction Agent.

In accordance with the Securities Depository’s normal procedures, on the business day after the auction date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which provide for payment against delivery by their Agent Members in same-day funds.

If any existing holder selling shares of a series of Preferred Shares in an auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

REPURCHASE OF COMMON STOCK

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares of common stock. Instead, the Fund’s common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s board of directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common stock unless (1) all accrued preferred stock dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

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Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s board of directors would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of directors at the time it considers such issue, it is the board’s present policy, which may be changed by the board of directors, not to authorize repurchases of common stock or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the de-listing of the common stock from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of directors may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common stock will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common stock at a time when preferred stock is outstanding will increase the leverage applicable to the outstanding common stock then remaining.

Before deciding whether to take any action if the shares of common stock trade below net asset value, the Fund’s board of directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the board of directors may determine that, in the interest of the Fund and its shareholders, no action should be taken at that time.

DIVIDEND REINVESTMENT PLAN

Holders of common stock of the Fund are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York in additional shares of common stock of

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the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by The Bank of New York as dividend disbursing agent.

The Bank of New York serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution:

(i) If shares of the common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price; or

(ii) If shares of the common stock are trading at a discount from net asset value at the valuation date, or if dividends or capital gains distributions are declared and payable only in cash, then The Bank of New York receives the dividend or distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by The Bank of New York for all shares purchased by it. If, before The Bank of New York has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by The Bank of New York may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Administrator compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred on any open market purchases of shares by The Bank of New York.

If the closing market price of shares of the Fund’s common stock should be equal to or greater than their net asset value on the valuation date, the participants in the plan would receive shares priced at the higher of net asset value or 95% of the market price. Consequently they would receive more shares at a lower per share price than if they had used the cash distribution to purchase Fund shares on the payment date in the market at the market price plus commission.

If the market price should be less than net asset value on the valuation date, the cash distribution for the plan participants would be used by The Bank of New York to purchase the shares to be received by the participants, which would be at a discount from net asset value unless the market price should rise during the purchase period so that the average price and commission exceeded net asset value as of the payment date. Also, since the Fund does not redeem its common stock, the price on resale may be less or more than the net asset value.

Plan participants may purchase additional shares of common stock through the plan by delivering to The Bank of New York a check for at least $100, but not more than $5,000, in any month. The Bank of New York will use such funds to purchase shares in the open market or in private transactions. The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be

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allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge of $2.50 imposed by The Bank of New York and a pro rata share of any brokerage commission (or equivalent purchase costs) paid by The Bank of New York in connection with such purchases. Funds sent to the bank for voluntary additional share reinvestment may be recalled by the participant by written notice received by The Bank of New York not later than two business days before the next dividend payment date. If for any reason a regular monthly dividend is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that such funds continue to be held by The Bank of New York for subsequent investment. Participants will not receive interest on voluntary additional funds held by The Bank of New York pending investment.

A shareholder may leave the plan at any time by written notice to The Bank of New York. To be effective for any given distribution, notice must be received by The Bank of New York at least five business days before the record date for that distribution. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by The Bank of New York. There is no penalty for non-participation in or withdrawal from the plan, and shareholders who have withdrawn from the plan may rejoin it at any time. The Bank of New York imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $0.10 per share). The Fund reserves the right to amend the plan to institute a service charge to participants.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by The Bank of New York, including a fractional share to four decimal places. The Bank of New York sends participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares in the account of each Plan participant are held by The Bank of New York in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. Shares held in the participant’s plan account have full dividend and voting rights. Dividends and distributions paid on shares held in the participant’s plan account will also be reinvested.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, The Bank of New York will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by The Bank of New York by at least 90 days’ written notice to all participants in the Plan.

For more information regarding, and an authorization form for, the dividend reinvestment plan, please contact The Bank of New York at 1-800-524-4458 or on the World Wide Web at http://stock.bankofny.com.

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U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and income from interests in qualified publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more qualified publicly traded partnerships; and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that was not paid during such year and on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend will be treated as paid during a calendar year if it is paid during that calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividends paid during January of the following year will be deemed to be received on December 31 of the year the dividends are declared, rather than when the dividends are received.

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If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholders as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” in the case of individual shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when the Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Description of Preferred Shares—Dividends and Dividend Periods—Restrictions on Dividends and Other Distributions.” Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See “Description of Preferred Shares—Redemption.” There can be no assurance, however, that any such action would achieve that objective.

The Fund’s Investments

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Some of the debt obligations acquired by the Fund may be treated as debt obligations that are issued with original issue discount (“OID”). Such OID generally will be included in income in the taxable year of accrual and before the Fund receives any corresponding cash payments. Since, in certain circumstances, the Fund may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Fund may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund’s distribution requirements.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income. A long-term debt obligation generally is treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of any obligation that does not have OID or (ii) the sum of the issue price and any OID that accrued before the obligation was purchased, subject to a de minimis exclusion, in the case of an obligation that does have OID.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes.

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If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such income (“Passive Foreign Investment Companies” or “PFICs”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election generally may be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

The American Jobs Creation Act of 2004 (the “Jobs Act”), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified “publicly traded partnerships” (“PTPs”) and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

Taxation of Shareholders

The Fund intends to take the position that under present law, the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to its Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitutes debt of the Fund. If this position were upheld, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. The following discussion assumes that the Preferred Shares are treated as stock.

Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund’s net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

Subject to certain conditions and limitations, under applicable U.S. federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the preferred stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the

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Fund were a regular corporation and not a RIC. A corporation that owns common stock or preferred stock generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund’s holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

To the extent that the source of dividends or distributions with respect to the Preferred Shares is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of common stock or preferred stock in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is “directly attributable” to the acquisition or carrying of the shares. The basis of a shareholder’s shares may be reduced in the case of certain “extraordinary dividends” eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

Under current law, certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. Corporate taxpayers are taxed at ordinary income tax rates on dividends not eligible for the Dividends Received Deduction. For this purpose, “qualified dividends” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income rates unless further legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have

32

the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term capital gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

We cannot assure you as to what percentage of the dividends paid on the Preferred Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under current law, investment company taxable income (other than qualified dividend income) currently will be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

The Fund may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax at a rate of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such reduced rates are set to expire with respect to taxable years beginning after December 31, 2010 absent further legislative action. The maximum tax rate applicable to net capital gains recognized by a corporate taxpayer is 35%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

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Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

Dividends and distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Certain dividends declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable years of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such prior taxable year. In such case, however, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup withholding” of U.S. federal income tax arising from the Fund’s ordinary income dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC may not be excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of a particular type of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. The IRS, however, will not render such designations ineffective for U.S. federal income tax purposes even if it is a disproportionate designation as long as such designation is made pursuant to a rule described in a registration statement that was filed with the Securities and Exchange Commission before June 13, 1989.

The Fund will designate income eligible for the Dividends Received Deduction to the common stock and Preferred Shares pro rata between dividend income that is eligible for the Dividends Received Deduction (and that constitutes qualified dividend income) and dividend income that is eligible for the Dividends Received Deduction (but does not constitute qualified dividend income). Dividend income that constitutes qualified

34

dividend income (but is not eligible for the Dividends Received Deduction) and net capital gain will be designated to the common stock and the Preferred Shares on a pro rata basis among these classes.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

EXPERTS

The statement of assets and liabilities of the Fund as of December 31, 2005 including the portfolio of investments as of December 31, 2005 and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission in Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission. The Fund files its complete schedule of portfolio holdings for the first and third quarter of its fiscal year with the Securities and Exchange Commission on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q may also be obtained, upon request, by calling (312) 541-5555.

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FINANCIAL STATEMENTS

The audited financial statements listed below are incorporated herein by reference from the Fund’s Annual Report to Shareholders for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on Form N-CSR on March 8, 2006 (Investment Company Act File No. 811-7358). All other portions of the Annual Report to Shareholders on Form N-CSR are not incorporated herein by reference and are not part of this SAI.

—    Report of independent registered public accountants

—    Schedule of Investments at December 31, 2005

—    Statement of Assets and Liabilities at December 31, 2005

—    Statement of Operations for the year ended December 31, 2005

—    Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004

—    Statement of Cash Flows for the year ended December 31, 2005

—    Notes to Financial Statements

—    Financial Highlights

The unaudited financial statements listed below are incorporated herein by reference from the Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2006 as filed with the SEC on Form N-CSR on August 25, 2006 (Investment Company Act File No. 811-7358). All other portions of the Semi-Annual Report to Shareholders on Form N-CSR are not incorporated herein by reference and are not part of this SAI.

—    Schedule of Investments at June 30, 2006

—    Statement of Assets and Liabilities at June 30, 2006

—    Statement of Operations for the six months ended June 30, 2006

—    Statement of Changes in Net Assets for the six months ended June 30, 2006

—    Statement of Cash Flows for the six months ended June 30, 2006

—    Notes to Financial Statements

—    Financial Highlights

Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Fund at its address at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 or by calling (312) 541-5555.

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APPENDIX A

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Form of Articles Supplementary Creating Series T7 and Series TH7 of

Preferred Shares

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the “Fund”), certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article V of its charter (which as hereafter amended, restated and supplemented from time to time is referred to herein, together with these Articles Supplementary, as the “Charter”), the Board of Directors has classified out of the Fund’s authorized and unissued shares of stock and has authorized the creation and issuance of two series of 3,800 shares each of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, designated respectively: Preferred Shares, Series T7; and Preferred Shares, Series TH7 (each such series being referred to herein as a series of Preferred Shares, and all such series, together with any additional series of Preferred Shares that may be classified and designated by the Board of Directors of the Fund as provided herein, being referred to collectively as Preferred Shares).

SECOND: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Preferred Shares are as follows:

DESIGNATION

PREFERRED SHARES, SERIES T7: A series of 3,800 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Preferred Shares, Series T7.” Each share of Preferred Shares, Series T7 shall be issued on a Date of Original Issue (as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; have an Initial Dividend Rate, Initial Dividend Payment Date and Subsequent Dividend Payment Day (each as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares, Series T7 shall constitute a separate series of preferred stock of the Fund, and each share of Preferred Shares, Series T7 shall be identical.

PREFERRED SHARES, SERIES TH7: A series of 3,800 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Preferred Shares, Series TH7.” Each share of Preferred Shares, Series TH7 shall be issued on a Date of Original Issue (as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; have an Initial Dividend Rate, Initial Dividend Payment Date and Subsequent Dividend Payment Day (each as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares, Series TH7 shall constitute a separate series of preferred stock of the Fund, and each share of Preferred Shares, Series TH7 shall be identical.

The Board of Directors of the Fund may, in the future, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), classify additional shares out of the Fund’s authorized and unissued stock as one or more additional series of Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Date of Original Issue, Initial Dividend Rate and Initial Dividend Payment Date of shares of each such additional series, and any other changes in the terms herein set forth, shall be as set forth in the Articles Supplementary with respect to such additional series.

DEFINITIONS

As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1) “ACCOUNTANT’S CONFIRMATION” shall have the meaning specified in paragraph (c) of Section 6 of Part I of these Articles Supplementary.

(2) “AFFILIATE” means, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a director of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a director of the Fund.

(3) “AGENT MEMBER” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(4) “ALL HOLD RATE” means 90% of the Reference Rate.

(5) “ANNUAL VALUATION DATE” means, for so long as any Preferred Shares are outstanding, the last Business Day of the Fund’s fiscal year, or, if such day is not a Valuation Date, the next preceding Valuation Date.

(6) “APPLICABLE DIVIDEND RATE” shall have the meaning specified in subparagraph (d)(i)(D) of Section 2 of Part I of these Articles Supplementary.

(7) “APPLICABLE PERCENTAGE” means the percentage determined based on the lower of the credit ratings assigned to the series of Preferred Shares on such date by Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as follows:

Credit Ratings
Moody’s	S&P	Applicable Percentage
Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba1 and lower	BB+ and lower	300%

For purposes of this definition, the “prevailing rating” of shares of a series of preferred stock shall be (i) if not Aaa/AAA, then Aa3/AA- or higher if such shares have a rating of Aa3 or better by Moody’s and AA- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below, (ii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody’s and A- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below, (iii) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody’s and BBB- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below.

The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for each series of Preferred Shares. If neither Moody’s nor S&P shall make such a rating available, the Fund shall select one or more Substitute Rating Agencies.

(8) “APPLICABLE SPREAD” means the spread determined based on the lower of the credit ratings assigned to the series of Preferred Shares on such date by Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as follows::

Credit Ratings
Moody’s	S&P	Applicable Spread
Aaa	AAA	125 bps
Aa3 to Aa1	AA- to AA+	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount.

(9) “APPLICABLE SPREAD OVER THE REFERENCE RATE” means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

(10) [RESERVED]

(11) “AUCTION” means each periodic implementation of the Auction Procedures.

(12) “AUCTION AGENCY AGREEMENT” means the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Dividend Rate for shares of a series of Preferred Shares so long as the Applicable Dividend Rate for shares of such series is to be based on the results of an Auction.

(13) “AUCTION AGENT” means the entity appointed as such by a resolution of the Board of Directors in accordance with Section 5 of Part II of these Articles Supplementary.

(14) “AUCTION DATE,” with respect to any Subsequent Dividend Period, means the Business Day next preceding the first day of such Subsequent Dividend Period.

(15) “AUCTION PROCEDURES” means the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

(16) “AVAILABLE PREFERRED SHARES” shall have the meaning specified in subparagraph (a)(i) of Section 3 of Part II of these Articles Supplementary.

(17) “BENEFICIAL OWNER,” with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

(18) “BID” and “BIDS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

(19) “BIDDER” and “BIDDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(20) “BOARD OF DIRECTORS” means the Board of Directors of the Fund or any duly authorized committee thereof.

(21) “BROKER-DEALER” means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund (with the consent of             , which consent shall not be unreasonably withheld or delayed) and has entered into a Broker-Dealer Agreement that remains effective.

(22) “BROKER-DEALER AGREEMENT” means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

(23) “BUSINESS DAY” means a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(24) “CODE” means the Internal Revenue Code of 1986, as amended.

(25) “COMMON STOCK” means the common stock, par value $.01 per share, of the Fund.

(26) “CURE DATE” means the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(27) “DATE OF ORIGINAL ISSUE,” with respect to shares of a series of Preferred Shares, means the date on which the Fund initially issued such shares.

(28) “DISCOUNT FACTOR” means a Moody’s Discount Factor (if Moody’s is then rating the Preferred Shares), an S&P Discount Factor (if S&P is then rating the Preferred Shares) or a Substitute Rating Agency Discount Factor (if a Substitute Rating Agency is then rating the Preferred Shares), as the case may be.

(29) “DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means the Moody’s Discounted Value of such asset (if Moody’s is then rating the Preferred Shares), the S&P Discounted Value of such asset (if S&P is then rating the Preferred Shares) or a Substitute Rating Agency Discounted Value of such asset (if a Substitute Rating Agency is then rating the Preferred Shares), as the case may be.

(30) “DIVIDEND PAYMENT DATE,” with respect to shares of a series of Preferred Shares, means any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (c) of Section 2 of Part I of these Articles Supplementary.

(31) “DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, means the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

(32) “ELIGIBLE ASSET” means a Moody’s Eligible Asset (if Moody’s is then rating the Preferred Shares), an S&P Eligible Asset (if S&P is then rating the Preferred Shares) or a Substitute Rating Agency Eligible Asset (if a Substitute Rating Agency is then rating the Preferred Shares), as the case may be.

(33) “EXISTING HOLDER,” with respect to shares of a series of Preferred Shares, means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

(34) “FAILURE TO DEPOSIT,” with respect to shares of a series of Preferred Shares, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 8 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of a series of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(35) “FUND” means the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

(36) “HOLDER,” with respect to shares of a series of Preferred Shares, means the registered holder of such shares as the same appears on the record books of the Fund.

(37) “HOLD ORDER” and “HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

(38) “INDEPENDENT ACCOUNTANT” means a nationally recognized registered public accounting firm that is independent with respect to the Fund under the auditor independence rules promulgated by the Securities and Exchange Commission.

(39) “INITIAL DIVIDEND PAYMENT DATE,” with respect to shares of a series of Preferred Shares, shall be a date determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

(40) “INITIAL DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, means the period from and including the Date of Original Issue thereof to, but excluding, the Initial Dividend Payment Date for shares of such series.

(41) “INITIAL DIVIDEND RATE,” with respect to shares of a series of Preferred Shares, shall be a rate determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

(42) “INITIAL PREFERRED DIRECTORS” means the two directors of the Fund designated by the Board of Directors, in connection with the first issuance of Preferred Stock by the Fund, to represent the holders of Preferred Stock.

(43) “INVESTMENT COMPANY ACT” means the Investment Company Act of 1940, as amended from time to time.

(44) “INVESTMENT COMPANY ACT CURE DATE,” with respect to the failure by the Fund to maintain the Investment Company Act Preferred Stock Asset Coverage (as required by Section 5 of Part I of these Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.

(45) “INVESTMENT COMPANY ACT PREFERRED STOCK ASSET COVERAGE” means asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of any series of Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

(46) “LATE CHARGE” shall have the meaning specified in subparagraph (d)(i)(B) of Section 2 of Part I of these Articles Supplementary.

(47) “LIBOR” means the London Interbank Offered Rate.

(48) “LIBOR DEALERS” means                      and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

(49) “LIBOR RATE” means on any Auction Date (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London Time, on the date that is the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean for the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) seven days or more, but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 days or more, but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 days or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 days or more, but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 days or more, but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 days or more, but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 days or more, but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 days or more, but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 days or more, but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 days or more, but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 days or more, but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 days or more, but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 days or more, but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(50) “LIQUIDATION PREFERENCE,” with respect to a given number of shares of a series of Preferred Shares, means $25,000 times that number, plus accumulated but unpaid dividends.

(51) “LONDON BUSINESS DAY” means any day on which commercial banks are generally open for business in London.

(52) “MARKET VALUE” means the Moody’s Market Value (if Moody’s is then rating the Preferred Shares), the S&P Market Value (if S&P is then rating the Preferred Shares) or a Substitute Rating Agency Market Value (if a Substitute Rating Agency is then rating the Preferred Shares), as the case may be.

(53) “MAXIMUM DIVIDEND RATE,” for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit ratings assigned on such date to such shares by S&P and Moody’s (or if S&P or Moody’s shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

Credit Ratings		Applicable Percentage of the Reference Rate	Applicable Spread
Moody’s	S&P
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

Assuming the Fund maintains an AAA/Aaa rating on the Preferred Shares, the practical effect of the different methods used to calculate the Maximum Dividend Rate is shown in the table below:

Reference Rate	Maximum Dividend Rate Using the Applicable Percentage of the Reference Rate	Maximum Dividend Rate Using the Applicable Spread Over the Reference Rate	Method Used to Determine the Maximum Dividend Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

The Fund shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for each series of Preferred Shares. If S&P or Moody’s shall not make such a rating available, Duff & Phelps Investment Management Co. or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

(54) “MOODY’S” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(55) “MOODY’S DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the Moody’s Guidelines, the quotient of the Market Value of such asset divided by the applicable Moody’s Discount Factor; provided, however, that any asset as to which there is no Moody’s Discount Factor shall have a Moody’s Discounted Value of zero.

(56) “MOODY’S DISCOUNT FACTORS” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Moody’s Discounted Value of the Fund’s assets in connection with Moody’s rating of the Preferred Shares.

(57) “MOODY’S ELIGIBLE ASSETS” means assets of the Fund set forth in the Moody’s Guidelines as “Eligible Assets” for purposes of determining maintenance of the Moody’s Preferred Stock Basic Maintenance Amount in connection with Moody’s rating of the Preferred Shares.

(58) “MOODY’S GUIDELINES” means that certain document entitled “Moody’s Preferred Stock Guidelines” and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by Moody’s to the Preferred Shares or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by Moody’s, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from Moody’s that any such amendment, alteration or repeal would not adversely affect the rating then assigned by Moody’s to the Preferred Shares.

(59) “MOODY’S MARKET VALUE,” with respect to any asset of the Fund, means the amount set forth in the Moody’s Guidelines as the “Market Value” of such asset.

(60) “MOODY’S PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the amount set forth in the Moody’s Guidelines as the “Preferred Stock Basic Maintenance Amount.”

(61) “NOTICE OF REDEMPTION” means any notice with respect to the redemption of shares of a series of Preferred Shares pursuant to paragraph (c) of Section 8 of Part I of these Articles Supplementary.

(62) “NOTICE OF SPECIAL DIVIDEND PERIOD” means any notice with respect to a Special Dividend Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 3 of Part I of these Articles Supplementary.

(63) “ORDER” and “ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

(64) “OUTSTANDING” means, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(65) “PAYING AGENT” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent with respect to the Preferred Shares, which Paying Agent may be the same as the Auction Agent.

(66) “PERSON” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(67) “POTENTIAL BENEFICIAL OWNER,” with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(68) “POTENTIAL HOLDER” means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

(69) “PREFERRED DIRECTOR” means the Initial Preferred Directors and the Subsequent Preferred Directors.

(70) “PREFERRED SHARES” shall have the meaning set forth on the first page of these Articles Supplementary.

(71) “PREFERRED STOCK” means the preferred stock, par value $.01 per share, of the Fund.

(72) “PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the Moody’s Preferred Stock Basic Maintenance Amount (if Moody’s is then rating the Preferred Shares), the S&P Preferred Stock Basic Maintenance Amount (if S&P is then rating the Preferred Shares) or a Substitute Rating Agency Basic Maintenance Amount (if a Substitute Rating Agency is then rating the Preferred Shares), as the case may be.

(73) “PREFERRED STOCK BASIC MAINTENANCE CURE DATE,” with respect to the failure by the Fund to satisfy any Preferred Stock Basic Maintenance Amount (as required by Section 6 of Part I of these Articles Supplementary) as of a given Valuation Date, means the eighth Business Day following such Valuation Date.

(74) “PREFERRED STOCK BASIC MAINTENANCE REPORT” means a report which sets forth, as of any Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate) and each Preferred Stock Basic Maintenance Amount.

(75) “RATING AGENCIES” means S&P and Moody’s for so long as S&P and Moody’s issue ratings for the Preferred Shares, and, at such time as S&P and/or Moody’s no longer issues a rating for the Preferred Shares, the Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

(76) “REDEMPTION PRICE” means the applicable redemption price specified in paragraph (a) or (b) of Section 8 of Part I of these Articles Supplementary.

(77) “REFERENCE BANKS” means four major banks in the London interbank market selected by [            ]or its affiliates or successors or such other party as the Fund may from time to tome appoint.

(78) “REFERENCE RATE” means (i) with respect to a Standard Dividend Period or a Special Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Special Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

(79) “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors.

(80) “S&P DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the S&P Guidelines, the quotient of the Market Value of such asset divided by the applicable S&P Discount Factor; provided, however, that any asset as to which there is no S&P Discount Factor shall have an S&P Discounted Value of zero.

(81) “S&P DISCOUNT FACTORS” means the discount factors set forth in the S&P Guidelines for use in calculating the S&P Discounted Value of the Fund’s assets in connection with S&P’s rating of the Preferred Shares.

(82) “S&P ELIGIBLE ASSETS” means assets of the Fund set forth in the S&P Guidelines as “Eligible Assets” for purposes of determining maintenance of the S&P Preferred Stock Basic Maintenance Amount in connection with S&P’s rating of the Preferred Shares.

(83) “S&P GUIDELINES” means that certain document entitled “Standard & Poor’s Preferred Stock Guidelines” and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by S&P to the Preferred Shares or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by S&P, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from S&P that any such amendment, alteration or repeal would not adversely affect the rating then assigned by S&P to the Preferred Shares.

(84) “S&P MARKET VALUE,” with respect to any asset of the Fund, means the amount set forth in the S&P Guidelines as the “Market Value” of such asset.

(85) “S&P PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the amount set forth in the S&P Guidelines as the “Preferred Stock Basic Maintenance Amount.”

(86) “SECURITIES ACT” means the Securities Act of 1933, as amended from time to time.

(87) “SECURITIES DEPOSITORY” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

(88) “SELL ORDER” and “SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

(89) “SETTLEMENT DATE” means any date on which (i) a new Subsequent Dividend Period begins, and (ii) Preferred Shares which have been tendered and sold in an Auction are delivered through the Securities Depository.

(90) “SPECIAL DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 3 of Part I of these Articles Supplementary.

(91) “SPECIAL REDEMPTION PROVISIONS” shall have the meaning specified in subparagraph (a)(i) of Section 8 of Part I of these Articles Supplementary.

(92) “STANDARD DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, means the Initial Dividend Period for shares of such series or any Subsequent Dividend Period consisting of seven days.

(93) “SUBMISSION DEADLINE” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(94) “SUBMITTED BID” and “SUBMITTED BIDS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

(95) “SUBMITTED HOLD ORDER” and “SUBMITTED HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

(96) “SUBMITTED ORDER” and “SUBMITTED ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

(97) “SUBMITTED SELL ORDER” and “SUBMITTED SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

(98) “SUBSEQUENT DIVIDEND PAYMENT DAY,” with respect to shares of a series of Preferred Shares shall be a day of the week determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

(99) “SUBSEQUENT DIVIDEND PERIOD,” with respect to shares of a series of Preferred Shares, means the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term means the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

(100) “SUBSEQUENT PREFERRED DIRECTOR” means any director elected from time to time to succeed either (i) an Initial Preferred Director or (ii) another Subsequent Preferred Director.

(101) “SUBSTITUTE LIBOR DEALER” means any dealer selected by the Fund; provided, however, that none of such entities shall be a LIBOR Dealer.

(102) “SUBSTITUTE RATING AGENCY” means a nationally recognized statistical rating organization selected by the Fund, in accordance with the provisions hereof, to act as a substitute rating agency to determine the credit rating of the Preferred Shares.

(103) “SUBSTITUTE RATING AGENCY DISCOUNTED VALUE,” with respect to any Substitute Rating Agency and any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency, the quotient of the Market Value of such asset divided by the Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset; provided, however, that any asset as to which there is no Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset shall have a Substitute Rating Agency Discounted Value of zero.

(104) “SUBSTITUTE RATING AGENCY DISCOUNT FACTORS” means the discount factors set forth in the Substitute Rating Agency Guidelines applicable to a Substitute Rating Agency for use in calculating the Substitute Rating Agency Discounted Value of the Fund’s assets in connection with such Substitute Rating Agency’s rating of the RP.

(105) “SUBSTITUTE RATING AGENCY ELIGIBLE ASSETS,” with respect to any Substitute Rating Agency, means assets of the Fund set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency as “Eligible Assets” for purposes of determining maintenance of the Substitute Rating Agency Preferred Stock Basic Maintenance Amount in connection with such Substitute Rating Agency’s rating of the Preferred Shares.

(106) “SUBSTITUTE RATING AGENCY GUIDELINES” means any document adopted by the Board of Directors, in connection with the selection of a Substitute Rating Agency, setting forth the guidelines supplied by such Substitute Rating Agency in connection with its assignment of a rating to the Preferred Shares; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by such Substitute Rating Agency to the Preferred Shares or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by such Substitute Rating Agency, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from such Substitute Rating Agency that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Substitute Rating Agency to the Preferred Shares.

(107) “SUBSTITUTE RATING AGENCY MARKET VALUE,” with respect to any Substitute Rating Agency and any asset of the Fund, means the amount set forth as the “Market Value” of such asset in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

(108) “SUBSTITUTE RATING AGENCY PREFERRED STOCK BASIC MAINTENANCE AMOUNT,” with respect to any Substitute Rating Agency, means the amount set forth as the “Preferred Stock Basic Maintenance Amount” in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

(109) “SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER” any U.S. Government securities dealer selected by the Fund as to which Moody’s, S&P, or any Substitute Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(110) “SUFFICIENT CLEARING BIDS” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

(111) “TREASURY NOTE” means a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

(112) “U.S. GOVERNMENT SECURITIES DEALER” means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Fund Company of New York and any other U.S. Government securities dealer selected by the Fund as to which Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(113) “U.S. TREASURY NOTE RATE” on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as calculated is not available, the Alternate Treasury Note Rate on such date. “Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three U.S. Government Securities Dealers.

(114) “VALUATION DATE” means the last Business Day of each week, or such other date as the Fund and the Rating Agencies may agree upon for purposes of determining the Preferred Stock Basic Maintenance Amount.

(115) “VOTING PERIOD” shall have the meaning specified in paragraph (b) of Section 4 of Part I of these Articles Supplementary.

(116) “WINNING BID RATE” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

PART I.

1. Ranking.

(a) The shares of a series of Preferred Shares shall rank on parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b) No Holder of shares of any series of Preferred Shares shall have, solely by reason of being such a Holder, any preemptive right or, unless otherwise determined by the Board of Directors, any other right to acquire, purchase or subscribe for any shares of Preferred Stock or Common Stock or other securities of the Fund which the Fund may hereafter issue or sell.

2. Dividends.

(a) Cumulative Cash Dividends.    The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Dividend Rate for shares of such series, determined as set forth in paragraph (d) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (c) of this Section 2. Holders of shares of a series of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of such series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of a series of Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (d)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(b) Dividends Cumulative From Date of Original Issue.    Dividends on shares of a series of Preferred Shares shall accumulate at the Applicable Dividend Rate for shares of such series from the Date of Original Issue thereof.

(c) Dividend Payment Dates and Adjustment Thereof.    The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be the Initial Dividend Payment Date with respect to such series and each Subsequent Dividend Payment Day with respect to such Series thereafter; provided, however, that:

(i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

(ii) the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Dividend Period of shares of a series of Preferred Shares consisting of more than seven days; provided, however, that such dates shall be set forth in the Notice of Special Dividend Period relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Fund; and provided, further, that (A) any such Dividend Payment Date shall be a Business Day and (B) the last Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

(d) Dividend Rates and Calculation of Dividends.

(i) Dividend Rates.    The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Dividend Period of shares of such series shall be equal to the Initial Dividend Rate. For each Subsequent Dividend Period of shares of such Series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

(A) an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Dividend Rate for shares of such series on the Auction Date therefor;

(B) any Failure to Deposit shall have occurred with respect to shares of such series during any Initial Dividend Period or Subsequent Dividend Period thereof (other than any Special Dividend Period consisting of more than 364 days or any Subsequent Dividend Period succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (e) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Initial Dividend Period or Subsequent Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (e) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 8 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Initial Dividend Period or Subsequent Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (e) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Dividend Rate for shares of such series on the Auction Date for such Subsequent Dividend Period;

(C) any Failure to Deposit shall have occurred with respect to shares of such series during any Initial Dividend Period or Subsequent Dividend Period thereof (other than any Special Dividend Period consisting of more than 364 days or any Subsequent Dividend Period succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (e) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereof thereafter (or for any Subsequent Dividend Period thereof thereafter to and including the Subsequent Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (e) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Maximum Dividend Rate for shares of such series on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Dividend Rate, being deemed to be below BBB-); or

(D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Dividend Period thereof consisting of more than 364 days, or during any Subsequent Dividend Period thereof succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 noon, New York City time, on the fourth Business Day preceding the Auction Date for the Subsequent Dividend Period next succeeding such Dividend Period, such Failure to Deposit shall not have been cured in accordance with paragraph (e) of this Section 2 or, in the event S&P is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Special Dividend Period (x) consisting of more than 182 days but fewer than 365 days and (y) commencing on the date on which the Dividend Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Dividend Period (or for any Subsequent Dividend Period thereof thereafter to and including the Subsequent Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (e) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Maximum Dividend Rate for shares of such series on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Dividend Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Initial Dividend Period or Subsequent Dividend Period thereof being herein referred to as the “Applicable Dividend Rate” for shares of such series).

(ii) Calculation of Dividends.    The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Dividend Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

(e) Curing a Failure to Deposit.    A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Initial Dividend Period or Subsequent Dividend Period of shares of such series if, within the respective time periods described in subparagraph (d)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 8 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of a series of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(f) Dividend Payments by Fund to Auction Agent.    The Fund shall pay to the Auction Agent, not later than 12:00 noon, New York City time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(g) Auction Agent as Trustee of Dividend Payments by Fund.    All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (h) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied. Dividends Paid to Holders. Each dividend on shares of a series of Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

(h) Dividends Credited Against Earliest Accumulated But Unpaid Dividends.    Any dividend payment made on shares of a series of Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

3. Designation of Special Dividend Periods.

(a) Length of and Preconditions for Special Dividend Period.    The Fund, at its option, may designate any succeeding Subsequent Dividend Period of shares of a series of Preferred Shares as a Special Dividend Period consisting of a specified number of days evenly divisible by seven and not more than 1,820 (a “Special Dividend Period”); provided, however, that such Special Dividend Period may consist of a number of days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Dividend Period. A designation of a Special Dividend Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and subparagraph (c)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 8 of this Part I with respect to any shares of such series, the Fund has available liquid securities equal to the Redemption Price. In the event the Fund wishes to designate any succeeding Subsequent Dividend Period for shares of a series of Preferred Shares as a Special Dividend Period consisting of more than seven days, the Fund shall notify Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Dividend Period that the Fund wishes to designate such Subsequent Dividend Period as a Special Dividend Period and shall provide Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating such series) with such documents as it may request.

(b) Notice of Proposed Special Dividend Period.    If the Fund proposes to designate any succeeding Subsequent Dividend Period of shares of a series of Preferred Shares as a Special Dividend Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Standard Dividend Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of shares of such series as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated, or (y) its determination not to exercise such option.

(c) Notice of Special Dividend Period.    No later than 11:00 a.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (b) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Dividend Period”) stating (A) that the Fund has determined to designate the next Subsequent Dividend Period of shares of such series as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) that such Special Dividend Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, (4) the Fund does not receive confirmation from Moody’s (if Moody’s is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares) that the proposed Special Dividend Period will not affect such rating agency’s then-current rating on the Preferred Shares or (5) the lead Broker-Dealer designated by the Fund, initially , informs the Fund in writing that it objects to the designation of the proposed Special Dividend Period, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Dividend Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Dividend Period, such notice to be accompanied by a Preferred Stock Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period);

or (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period of shares of such series and that the next Subsequent Dividend Period of shares of such series shall be a Standard Dividend Period.

(d) Failure to Deliver Notice of Special Dividend Period.    If the Fund fails to deliver either of the notices described in subparagraphs (c)(i) or (c)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (c)(i) of this Section 3, a Preferred Stock Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or S&P is then rating the series in question)) with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in subparagraph (c)(ii) of this Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (c)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (c)(ii) of this Section 3, the Fund will provide Moody’s (if Moody’s is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

4. Voting Rights.

(a) One Vote Per Share of Preferred Shares.    Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of shares of a series of Preferred Shares shall be entitled to one vote for each such share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of shares of Preferred Stock, including shares of each series of Preferred Shares, and the holders of shares of Common Stock shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of shares of Preferred Stock, including shares of each series of Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock of the Fund, to elect a director to succeed any Preferred Director whose term is expiring or whose seat on the Board of Directors is vacant, each share of any series of Preferred Shares entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of the outstanding shares of Common Stock and the outstanding shares of Preferred Stock, voting together as a single class, shall elect the balance of the directors.

(b) Voting For Additional Directors.

(i) Voting Period.    Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in clauses (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of each series of Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number, and the holders of shares of Preferred Stock, including shares of each series of Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of any series of Preferred Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B) if at any time holders of shares of Preferred Stock, including shares of each series of Preferred Shares, are entitled under the Investment Company Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii) Notice of Special Meeting.    As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock, including shares of each series of Preferred Shares, to elect additional directors as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock, including shares of each series of Preferred Shares, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Directors.    The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders of shares of each series of Preferred Shares and other holders of shares of Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of shares of Common Stock, shall constitute the duly elected directors of the Fund.

(iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of shares of each series of Preferred Shares and other holders of shares of Preferred Stock pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

(c) Holders of Preferred Shares to Vote on Certain Other Matters.

(i) Capitalization Matters.    So long as shares of any series of Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two thirds of the shares of all series of Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, voting separately as one class: (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to the Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation or (b) amend, alter or repeal the provisions of the Charter or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of shares of any series of Preferred Shares or the Holders thereof; provided, however, that any increase in the amount of the authorized Preferred Shares or the creation and issuance of other series of Preferred Stock or any increase in the amount of authorized shares of such series or of any other series of Preferred Stock, in each case ranking on a parity with or junior to the Preferred Shares, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Fund not to satisfy the Investment Company Act Preferred Stock Asset Coverage or the Preferred Stock Basic Maintenance Amount.

(ii) Investment Company Act Matters.    Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of at least a “majority of the outstanding Preferred Stock” at the time, voting separately as one class, shall be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. For purposes of the foregoing, “majority of the outstanding Preferred Stock” shall mean (A) 67% or more of the shares of Preferred Stock present at a meeting, if the holders of more than 50% of the outstanding shares of Preferred Stock are present or represented by proxy or (B) more than 50% of the outstanding shares of Preferred Stock, whichever is less.

(iii) Separate Class Voting.    The class vote of Holders of shares of Preferred Stock, including the Preferred Shares, described in this paragraph (c) shall in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including the Preferred Shares, necessary to authorize the action in question.

(iv) Voting by Series.    In addition to any vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including the Preferred Shares, otherwise necessary to authorize any proposed action under the Charter or the Investment Company Act, on any matter on which the Preferred Stock has the right to vote as a class, the approval of the holders of a majority of the outstanding shares of any series of Preferred Stock, including any series of Preferred Shares, voting separately as a series, shall be necessary to approve such proposed action if such series would be affected by the proposed action in a manner materially different from any other series. For purposes of the foregoing, “majority of the outstanding shares of any series of Preferred Stock” shall mean (A) 67% or more of the shares of such series of Preferred Stock present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present or represented by proxy or (B) more than 50% of the outstanding shares of such series, whichever is less.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law, the Holders of shares of any series of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(e) No Preemptive Rights Or Cumulative Voting.    The Holders of shares of any series of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

(f) Voting For Directors Sole Remedy For Fund’s Failure To Pay Dividends.    In the event that the Fund fails to pay any dividends on shares of any series of Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 4.

(g) Holders Entitled To Vote.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote the shares of any series of Preferred Shares and no shares of any series of Preferred Shares shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 8 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No shares of any series of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5. Investment Company Act Preferred Stock Asset Coverage.

The Fund shall maintain, as of the last Business Day of each month in which any shares of any series of Preferred Shares are outstanding, the Investment Company Act Preferred Stock Asset Coverage.

6. Preferred Stock Basic Maintenance Coverage.

(a) The Fund shall maintain, on each Valuation Date, (i) if Moody’s is then rating the Preferred Shares, Moody’s Eligible Assets having an aggregate Moody’s Discounted Value at least equal to the Moody’s Preferred Stock Basic Maintenance Amount, (ii) if S&P is then rating the Preferred Shares, S&P Eligible Assets having an aggregate S&P Discounted Value at least equal to the S&P Preferred Stock Basic Maintenance Amount and (iii) if any Substitute Rating Agency is then rating the Preferred Shares, Substitute Rating Agency Eligible Assets having an aggregate Substitute Rating Agency Discounted Value at least equal to the Substituted Rating Agency Preferred Stock Basic Maintenance Amount, in each case applicable to each such Substitute Rating Agency.

(b) On or before 5:00 p.m., New York City time, on the third Business Day after each Valuation Date, the Fund shall complete and deliver to the Auction Agent and the Paying Agent a Preferred Stock Basic Maintenance Report, which will be deemed to have been delivered to the Auction Agent and the Paying Agent if the Auction Agent and the Paying Agent receive a copy or telecopy, telex or other electronic transcription thereof the full Preferred Stock Basic Maintenance Report. A failure by the Fund to deliver a Preferred Stock Basic Maintenance Report under this paragraph 6(b) without the prior consent of the Auction Agent and the Paying Agent shall be deemed to be delivery of a Preferred Stock Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Stock Basic Maintenance Amount, as of the relevant Valuation Date.

(c) Within ten Business Days after the date of delivery to the Auction Agent and the Paying Agent of a Preferred Stock Basic Maintenance Report in accordance with paragraph 6(b) above relating to a Annual Valuation Date, the Independent Accountant will confirm in writing to the Auction Agent and the Paying Agent (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund determined in accordance with these Articles Supplementary the assets of the Fund which constitute Eligible Assets at such Annual Valuation Date, (iii) that, in such Report, the Fund determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date, Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount, (iv) with respect to the S&P rating on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of S&P what such information is, and provide a listing in their letter of such differences, if any), (v) with respect to the Moody’s ratings on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of Moody’s what such information is, and provide a listing in their letter of such differences, if any), (vi) with respect to any Substitute Rating Agency’s ratings on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of such Substitute Rating Agency what such information is, and provide a listing in their letter of such differences, if any) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the accounting agent of the Fund to the Fund for purposes of valuing securities in the Fund’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in the Fund’s accounting records as of such date and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the “Accountant’s Confirmation”). If any Accountant’s Confirmation delivered pursuant to this paragraph 6(c) shows that an error was made in the Preferred Stock Basic Maintenance Report for a Annual Valuation Date, or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend the Preferred Stock Basic Maintenance Report to the Auction Agent and Paying Agent promptly following receipt by the Auction Agent and the Paying Agent of such Accountant’s Confirmation.

7. Restrictions on Dividends and Other Distributions.

(a) For so long as any share of Preferred Shares is outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation) or any other such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends and upon liquidation), unless (A) immediately after such transaction, the Preferred Stock Basic Maintenance Amount and the Investment Company Act Preferred Stock Asset Coverage would be achieved, (B) full cumulative dividends on the Preferred Shares and shares of other Preferred Stock ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, (C) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained herein.

(b) When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Fund ranking on a parity with the Preferred Shares as to the payment of dividends through their most recent respective dividend payment dates, all dividends declared upon the shares of each series of Preferred Shares and the shares of any other such class or series of stock ranking on a parity with the

Preferred Shares as to the payment of dividends shall be declared pro rata so that the amount of dividends declared per share on each series of Preferred Shares and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on such series of Preferred Shares and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share on each series of Preferred Shares shall be based on the Applicable Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

8. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Dividend Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Dividend Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period (except as provided in subparagraph of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified in such notice (“Special Redemption Provisions”).

(ii) A Notice of Special Dividend Period relating to shares of a series of Preferred Shares for a Special Dividend Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Dividend Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Special Dividend Period consisting of more than 364 days if, on the date of determination of the Applicable Dividend Rate for shares of such series for such Special Dividend Period, such Applicable Dividend Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Special Dividend Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

(v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 8 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of any series of Preferred Shares by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equals the Preferred Stock Basic Maintenance Amount, and would at least equal the Preferred Stock Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b) Mandatory Redemption.    The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain Preferred Shares, if the Fund fails to have either Moody’s Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Stock Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other shares of Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund’s having Moody’s Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or maintaining the Investment Company Act Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other shares of Preferred Stock the redemption or retirement of which would have had such result, all Preferred Shares and other shares of Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock Asset Coverage, as the case may be, pro rata among the Preferred Shares and other shares of Preferred Stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other shares of Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the Fund shall redeem those Preferred Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) Notice of Redemption.    If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 8, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Fund on the record date established by the Board of Directors (ii) to Moody’s, if Moody’s is then rating the Preferred Shares and to S&P, if S&P is then rating the Preferred Shares. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption and (iii) to the Auction Agent. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the Series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 8 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 8 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) No Redemption Under Certain Circumstances.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section 8, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) Absence of Funds Available for Redemption.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

(f) Auction Agent as Director of Redemption Payments by Fund.    All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 8, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

(h) Compliance with Applicable Law.    In effecting any redemption pursuant to this Section 8, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Maryland law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Maryland law.

(i) Only Whole Preferred Shares May Be Redeemed.    In the case of any redemption pursuant to this Section 8, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Modification of Redemption Procedures.    Notwithstanding any of the foregoing provisions of this Section 8, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of shares of the relevant series of Preferred Shares, and (ii) the Fund receives written notice from Moody’s (if Moody’s is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody’s and S&P to the Preferred Shares.

9. Liquidation Rights.

(a) Distributions Upon Liquidation.    Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of all series of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to the Holders of shares of all series of Preferred Shares of the full preferential amounts provided for in this paragraph (a), the Holders of shares of any series of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(b) Pro Rata Distributions.    In the event the assets of the Fund available for distribution to the Holders of shares of all series of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 9, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the shares of all series of Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(c) Rights of Junior Shares.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of shares of all series of Preferred Shares as provided in paragraph (a) of this Section 9, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of shares of any series of Preferred Shares shall not be entitled to share therein.

(d) Certain Events Not Constituting Liquidation.    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 9.

10. Certain Rating Agency Requirements and Restrictions.

(a) For so long as any Preferred Shares are outstanding and Moody’s is then rating the Preferred Shares, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless it has received written confirmation from Moody’s that such noncompliance would not adversely affect the rating then assigned by Moody’s to the Preferred Shares.

(b) For so long as any Preferred Shares are outstanding and S&P is then rating the Preferred Shares, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless it has received written confirmation from S&P that such noncompliance would not adversely affect the rating then assigned by S&P to the Preferred Shares.

(c) For so long as any Preferred Shares are outstanding and any Substitute Rating Agency is then rating the Preferred Shares, the Fund will perform all actions required by the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency, unless it has received written confirmation from such Substituted Rating Agency that such noncompliance would not adversely affect the rating then assigned by such Substituted Rating Agency to the Preferred Shares.

11. Miscellaneous.

(a) No Fractional Shares.    No fractional Preferred Shares shall be issued.

(b) Status of Preferred Shares Redeemed, Exchanged or Otherwise Acquired by the Fund.    Preferred Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series.

(c) Board May Resolve Ambiguities.    To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

(d) Headings Not Determinative.    The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

(e) Notices.    All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

PART II.

1. Orders.

(a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

(i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of such shares;

(B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series; and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each

Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an offer to sell:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of this Part II if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Dividend Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Dividend Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an offer to sell:

(A) the number of Outstanding shares of such series specified in such Sell Order; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an offer to purchase:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of Preferred Shares other than whole shares shall be valid.

(d) A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Dividend Rate for Preferred Shares on the Auction Date will not be accepted.

2. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(ii) the aggregate number of shares of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of shares of such series:

(A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the outstanding shares of a series of Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than seven days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of a series of Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above; provided, however, that if more than one Sell Order is submitted by such Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of Preferred Shares equal to such excess.

(e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) After the Submission Deadline has passed, any Order that has been submitted by a Broker-Dealer to the Auction Agent, either on behalf of a Beneficial Owner or Potential Beneficial Owner or for the Broker-Dealer’s own account, shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement by the Auction Agent of the results of the Auction.

3. Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Dividend Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Dividend Rate for shares of such series exceeds or is equal to the sum of:

(B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Dividend Rate for shares of such series; and

(C) the number of Outstanding shares of such series subject to Submitted Sell Orders in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and

(iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Dividend Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be equal to the Maximum Dividend Rate for shares of such series; or

(iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be the All Hold Rate.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Dividend Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Dividend Rate for shares of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Dividend Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of any series of Preferred Shares or to pay for shares of any series of Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

5. Auction Agent.

For so long as shares of any series of Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that shares of any series of Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such Series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.

6. Transfer of Preferred Shares.

Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of any series of Preferred Shares only in whole shares and only pursuant to a Bid or

Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7. Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

8. Force Majeure.

(a) Notwithstanding anything else set forth herein, if an Auction Date for shares of a series of Preferred Shares is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an “act of God,” natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period shall be the Applicable Dividend Rate most recently in effect for shares of such series, provided, however, that, if the affected Subsequent Dividend Period is a Special Dividend Period, the next Subsequent Dividend Period shall be a Standard Dividend Period and the Applicable Dividend Rate for shares of such series during such Standard Dividend Period shall be 90% of the Reference Rate applicable to such Standard Dividend Period; provided, further, that if the New York Stock Exchange is closed for business for a period of three or fewer Business Days for any such reason, and the Auction Agent is able to conduct an Auction in accordance with the Auction Procedures on or before the third Business Day following the originally scheduled Auction Date, the Applicable Dividend Rate for the next Subsequent Dividend Period shall be the Applicable Dividend Rate determined by such Auction.

(b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

(i) the Dividend Payment Date for the affected Dividend Period shall be the first Business Day thereafter on which the New York Stock Exchange is open for business or, if the New York Stock Exchange is closed for more than three consecutive Business Days for such reason, the first Business Day on which the Fund and the Paying Agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

In Part A:

Financial Highlights

Information Regarding Senior Securities

In Part B:

Report of independent registered public accountants

Schedule of Investments at December 31, 2005

Statement of Assets and Liabilities at December 31, 2005

Statement of Operations for the year ended December 31, 2005

Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004

Statement of Cash Flows for the year ended December 31, 2005

Notes to Financial Statements

Financial Highlights

Schedule of Investments at June 30, 2006

Statement of Assets and Liabilities at June 30, 2006

Statement of Operations for the six months ended June 30, 2006

Statement of Changes in Net Assets for the six-months ended June 30, 2006

Statement of Cash Flows for the six months ended June 30, 2006

Notes to Financial Statements

Financial Highlights

2.	Exhibits

a.1	Articles of Incorporation

a.2	Articles of Amendment of Articles of Incorporation

a.3	Form of Articles Supplementary Creating Series T7 and Series TH7 of Preferred Shares (Incorporated by reference to Appendix A to the Statement of Additional Information)

b.	By-laws

c.	None

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d.1	Specimen common stock certificate (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-54906)

d.2*	Form of certificate of Preferred Shares, Series T7

d.3*	Form of certificate of Preferred Shares, Series TH7

e.	Document setting forth the terms of Registrant’s dividend reinvestment plan

f.	None

g.1	Amended and Restated Investment Advisory Agreement

g.2	Service Agreement (Incorporated by reference from Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-7358)

g.3	Administration Agreement (Incorporated by reference from Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-7358)

h.*	Form of Underwriting Agreement

i.	Not applicable

j.1	Custody Agreement (Incorporated by reference from Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-7358)

k.1	Credit Agreement

k.2	Depositary Agreement

k.3	Letter Amendment to Depositary Agreement

k.4	Second Letter Amendment to Depositary Agreement

k.5	Placement Agency Agreement

k.6	Letter Amendment to Placement Agency Agreement

k.7*	Form of Auction Agency Agreement

k.8*	Form of Moody’s Preferred Stock Guidelines

k.9*	Form of Standard & Poor’s Preferred Stock Guidelines

l.1*	Opinion and Consent of Mayer, Brown, Rowe & Maw LLP

l.2*	Opinion and Consent of DLA Piper Rudnick Gray Cary US LLP

*	To be filed by amendment

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m.	Not applicable

n.	Consent of Independent Registered Public Accounting Firm

o.	Not applicable

p.	Subscription Agreement for initial capital (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-54906)

q.	Not applicable

r.1	Amended and Restated Code of Ethics of Registrant

r.2	Amended and Restated Code of Ethics of Duff & Phelps Investment Management Co. (investment adviser to Registrant)

s.	Powers of Attorney

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$20,330
Rating fees*	40,000
Printing*	75,000
Accounting fees and expenses*	35,000
Legal fees and expenses*	125,000
Miscellaneous*	4,670
Total*	$300,000

*	Estimated

Item 28. Persons Controlled by or Under Common Control

The Fund does not consider that it is controlled, directly or indirectly, by any person.

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Item 29. Number of Holders of Securities

Number of
Record Holders
Title of Class	June 30, 2006
Common Stock, $.01 par value	1,838

Item 30. Indemnification

Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

•	the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Registrant’s charter obligates it, to the maximum extent permitted by Maryland law but subject to the exclusion required by Section 17(h) of the Investment Company Act of 1940 and any other limitations imposed by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, to indemnify any present or former director or officer. The Bylaws of the Registrant obligate it to provide advance of expenses to the fullest extent permitted by Maryland law, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office. Additionally, the Registrant’s Bylaws permit it to indemnify any other employees or agents of the Registrant to the same extent as specified for the directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event

4

that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant, its directors and officers, the Adviser and persons affiliated with them are insured under policies of insurance maintained by the Registrant and the Adviser, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31. Business and Other Connections of Investment Adviser

Neither Duff & Phelps Investment Management Co., nor any of its directors or executive officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee, except as indicated in this Registration Statement.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Fund (55 East Monroe Street, Suite 3600, Chicago, Illinois 60603), the Adviser, the Administrator and the Fund’s custodian and transfer agents. See “Management of the Fund-Investment Adviser,” “Management of the Fund-Administrator” and “Custodian Agent, Transfer Agent and Auction Agent” for the addresses of the Adviser, the Administrator and the Fund’s custodian and transfer agents.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant hereby undertakes to suspend the offering of shares until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant hereby undertakes:

(a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, its Statement of Additional Information.

5

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Chicago, and the state of Illinois, on the 29th day of August, 2006.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By:	/s/ Nathan I. Partain
Name:	Nathan I. Partain
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nathan I. Partain	Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)	August 29, 2006

/s/ Alan M. Meder	Alan M. Meder Treasurer and Principal Financial and Accounting Officer	August 29, 2006

*	E. Virgil Conway Director	August 29, 2006

*	Harry Dalzell-Payne Director	August 29, 2006

*	Francis E. Jeffries Director and Chairman of the Board	August 29, 2006

*	Nancy Lampton Director	August 29, 2006

*	Philip R. McLaughlin Director	August 29, 2006

*	Geraldine McNamara Director	August 29, 2006

*	Eileen Moran Director	August 29, 2006

*	Carl F. Pollard Director	August 29, 2006

*	David J. Vitale Director	August 29, 2006

*By:	/s/ Nathan I. Partain

Nathan I. Partain
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description	Sequential Page No.

a.1	Articles of Incorporation

a.2	Articles of Amendment of Articles of Incorporation

b	By-laws

e	Document setting forth the terms of Registrant’s dividend reinvestment plan

g.1	Amended and Restated Investment Advisory Agreement

k.1	Credit Agreement

k.2	Depositary Agreement

k.3	Letter Amendment to Depositary Agreement

k.4	Second Letter Amendment to Depositary Agreement

k.5	Placement Agency Agreement

k.6	Letter Amendment to Placement Agency Agreement

n	Consent of Independent Registered Public Accounting Firm

r.1	Amended and Restated Code of Ethics of Registrant

r.2	Amended and Restated Code of Ethics of Duff & Phelps Investment Management Co. (investment adviser to Registrant)

s	Powers of Attorney